UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Item 1.

Reports to Stockholders

Fidelity Advisor® Value Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-5.06%	8.25%	7.03%
Class M (incl. 3.50% sales charge)	-3.02%	8.49%	7.00%
Class C (incl. contingent deferred sales charge)	-1.00%	8.70%	6.98%
Class I	0.97%	9.85%	7.97%
Class Z	1.14%	10.00%	8.06%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A, a class of the fund, on October 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 10.14% for the 12 months ending October 31, 2023, according to the S&P 500® index, as global economic expansion and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets through July. After returning -18.11% in 2022, the index's upturn has been driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of 25 basis points, followed by the decision to hold rates in September at a 22-year high so the Fed can observe the pause's effect on inflation and the economy. The year-to-date equity rally sputtered in August and continued to lose steam through October amid a stalling pattern in disinflationary trends, soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. The S&P 500® closed at its 2023 high on July 31 before returning -3.27% in Q3 and -2.10% in October. Still, U.S. stocks ended October up 10.69% year to date. By sector for the full 12 months, communications services (+36%) and tech (+33%) led. In contrast, two defensive, rate-sensitive sectors lagged most: utilities (-8%) and real estate (-7%).
Comments from Lead Manager Matt Friedman, Co-Manager Laurie Mundt and Co-Manager Shadman Riaz:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) returned about 0% to 1%, versus -3.56% for the benchmark Russell Midcap Value Index. By sector, the biggest contributor to performance versus the benchmark was security selection in materials. Stock picks in utilities also boosted relative performance. Also helping our relative result were picks in financials, primarily within the banks industry, as well as an underweight in the sector. The top individual relative contributor was an overweight in XPO (+129%). A second notable relative contributor was an overweight in First Citizens Bancshares (+70%). Not owning First Republic Bank, a benchmark component that lost all its value following its failure in May, was another notable relative contributor. In contrast, the biggest detractor from performance versus the benchmark was stock picking in health care, primarily within the health care equipment & services industry. Security selection in consumer discretionary, primarily within the consumer services industry, also hampered the fund's result. The fund's stake in Signature Bank, a regional bank that collapsed in March, returned -100% and was the largest individual relative detractor. A second notable relative detractor was our non-benchmark stake in AdaptHealth (-68%). An overweight in Victoria's Secret (-53%) also hurt. Notable changes in positioning include increased exposure to the financials sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Antero Resources Corp.	1.6
Constellation Energy Corp.	1.5
PG&E Corp.	1.3
Global Payments, Inc.	1.2
Celanese Corp. Class A	1.1
Welltower, Inc.	1.1
Flex Ltd.	1.1
Constellium NV	0.9
Apollo Global Management, Inc.	0.9
Westlake Corp.	0.9
11.6

Market Sectors (% of Fund's net assets)

Financials	18.9
Industrials	17.0
Consumer Discretionary	12.6
Materials	11.0
Energy	10.3
Utilities	7.7
Real Estate	6.2
Health Care	6.2
Information Technology	3.6
Consumer Staples	3.3
Communication Services	2.1

Asset Allocation (% of Fund's net assets)

Futures - 0.8%

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA (a)	35,740	1,050,617
Media - 1.7%
DISH Network Corp. Class A (b)(c)	25,605	125,465
Interpublic Group of Companies, Inc.	21,070	598,388
News Corp. Class A	51,521	1,065,454
Nexstar Broadcasting Group, Inc. Class A	7,343	1,028,607
Scholastic Corp.	17,018	627,964
Thryv Holdings, Inc. (b)	70,240	1,224,283
WPP PLC	73,630	634,045
		5,304,206
TOTAL COMMUNICATION SERVICES		6,354,823
CONSUMER DISCRETIONARY - 12.6%
Automobile Components - 1.4%
Adient PLC (b)	47,371	1,595,929
Atmus Filtration Technologies, Inc. (c)	36,970	693,557
Autoliv, Inc.	15,531	1,423,416
Cie Automotive SA	21,470	546,581
		4,259,483
Automobiles - 0.6%
Harley-Davidson, Inc.	66,151	1,776,154
Broadline Retail - 0.5%
Kohl's Corp. (c)	71,677	1,616,316
Diversified Consumer Services - 0.3%
H&R Block, Inc.	19,547	802,404
Hotels, Restaurants & Leisure - 1.5%
Brinker International, Inc. (b)	32,227	1,093,140
Hilton Grand Vacations, Inc. (b)	33,381	1,200,047
Light & Wonder, Inc. Class A (b)	13,275	970,535
Red Rock Resorts, Inc.	31,183	1,233,288
		4,497,010
Household Durables - 1.2%
Mohawk Industries, Inc. (b)	10,837	871,078
Newell Brands, Inc.	159,510	1,071,907
Tempur Sealy International, Inc.	44,788	1,788,385
		3,731,370
Leisure Products - 1.7%
BRP, Inc.	19,058	1,288,124
Brunswick Corp.	17,050	1,184,464
Mattel, Inc. (b)	75,832	1,446,875
Topgolf Callaway Brands Corp. (b)	106,951	1,306,941
		5,226,404
Specialty Retail - 4.2%
Academy Sports & Outdoors, Inc.	17,489	784,207
American Eagle Outfitters, Inc.	111,875	1,954,456
Aritzia, Inc. (b)	40,810	634,773
Camping World Holdings, Inc. (c)	52,647	881,837
Lithia Motors, Inc. Class A (sub. vtg.)	7,708	1,866,955
Sally Beauty Holdings, Inc. (b)	105,705	898,493
Signet Jewelers Ltd. (c)	27,063	1,889,809
Upbound Group, Inc.	61,091	1,592,031
Victoria's Secret & Co. (b)	72,727	1,300,359
Williams-Sonoma, Inc.	5,620	844,349
		12,647,269
Textiles, Apparel & Luxury Goods - 1.2%
Gildan Activewear, Inc.	65,482	1,859,986
PVH Corp.	9,570	711,530
Samsonite International SA (a)(b)	218,390	676,380
Wolverine World Wide, Inc.	57,740	464,807
		3,712,703
TOTAL CONSUMER DISCRETIONARY		38,269,113
CONSUMER STAPLES - 3.3%
Consumer Staples Distribution & Retail - 0.7%
U.S. Foods Holding Corp. (b)	56,283	2,191,660
Food Products - 2.0%
Bunge Ltd.	19,786	2,096,920
Darling Ingredients, Inc. (b)	57,164	2,531,794
Tyson Foods, Inc. Class A	31,063	1,439,770
		6,068,484
Household Products - 0.5%
Energizer Holdings, Inc.	45,209	1,427,700
Personal Care Products - 0.1%
Kenvue, Inc.	26,440	491,784
TOTAL CONSUMER STAPLES		10,179,628
ENERGY - 10.3%
Energy Equipment & Services - 2.6%
Championx Corp.	45,191	1,391,883
Expro Group Holdings NV (b)	129,572	2,040,759
Liberty Oilfield Services, Inc. Class A	33,864	667,121
Tenaris SA	74,070	1,163,062
Valaris Ltd. (b)	25,026	1,652,717
Vallourec SA (b)	86,758	1,039,620
		7,955,162
Oil, Gas & Consumable Fuels - 7.7%
Advantage Energy Ltd. (b)	56,540	410,570
Antero Resources Corp. (b)	165,438	4,870,492
APA Corp.	10,268	407,845
Canadian Natural Resources Ltd.	25,478	1,617,878
Cenovus Energy, Inc. (Canada)	80,510	1,533,856
Delek U.S. Holdings, Inc.	38,419	1,012,341
Denbury, Inc. (b)	1,997	177,513
Diamondback Energy, Inc.	6,071	973,303
Energy Transfer LP	98,608	1,296,695
EQT Corp.	16,049	680,157
Hess Corp.	10,204	1,473,458
Imperial Oil Ltd.	31,648	1,803,599
Kosmos Energy Ltd. (b)	163,230	1,181,785
Parkland Corp.	36,590	1,107,397
Range Resources Corp.	24,200	867,328
Talos Energy, Inc. (b)	22,987	356,299
Targa Resources Corp.	25,989	2,172,940
Tourmaline Oil Corp. (c)	21,997	1,163,180
Valero Energy Corp.	3,271	415,417
		23,522,053
TOTAL ENERGY		31,477,215
FINANCIALS - 18.9%
Banks - 4.2%
Axos Financial, Inc. (b)	31,311	1,128,135
East West Bancorp, Inc.	27,999	1,501,306
First Citizens Bancshares, Inc.	1,530	2,112,532
First Citizens Bancshares, Inc. Class B	210	260,236
KeyCorp	119,560	1,221,903
Kyoto Financial Group, Inc.	14,072	797,795
Popular, Inc.	20,540	1,335,922
U.S. Bancorp	60,900	1,941,492
Webster Financial Corp.	46,180	1,753,455
Wintrust Financial Corp.	8,175	610,591
		12,663,367
Capital Markets - 3.2%
Ameriprise Financial, Inc.	4,281	1,346,674
BGC Group, Inc. Class A	233,050	1,368,004
Carlyle Group LP	49,062	1,351,167
LPL Financial	7,895	1,772,585
Onex Corp. (sub. vtg.)	11,560	647,877
Petershill Partners PLC (a)	305,394	547,878
Raymond James Financial, Inc.	19,994	1,908,227
UBS Group AG	36,080	841,662
		9,784,074
Consumer Finance - 1.9%
Ally Financial, Inc.	40,320	975,341
Discover Financial Services	5,170	424,354
OneMain Holdings, Inc.	55,737	2,002,630
PROG Holdings, Inc. (b)	43,900	1,202,421
SLM Corp.	101,511	1,319,643
		5,924,389
Financial Services - 4.6%
Apollo Global Management, Inc.	36,097	2,795,352
Corebridge Financial, Inc. (c)	57,259	1,145,180
ECN Capital Corp.	318,688	441,234
Essent Group Ltd.	39,303	1,856,674
Global Payments, Inc.	33,833	3,593,741
NCR Atleos Corp.	40,064	883,812
Voya Financial, Inc.	27,850	1,859,545
Walker & Dunlop, Inc.	21,332	1,382,314
		13,957,852
Insurance - 5.0%
AMBAC Financial Group, Inc. (b)	48,301	585,891
American Financial Group, Inc.	21,193	2,317,666
Assurant, Inc.	15,480	2,304,972
First American Financial Corp.	37,949	1,952,097
Globe Life, Inc.	8,120	944,843
Hartford Financial Services Group, Inc.	22,660	1,664,377
Primerica, Inc.	3,180	607,889
Reinsurance Group of America, Inc.	13,206	1,973,901
The Travelers Companies, Inc.	12,805	2,144,069
Willis Towers Watson PLC	3,630	856,281
		15,351,986
TOTAL FINANCIALS		57,681,668
HEALTH CARE - 6.2%
Biotechnology - 0.6%
Biogen, Inc. (b)	2,266	538,266
BioMarin Pharmaceutical, Inc. (b)	2,109	171,778
Exact Sciences Corp. (b)	1,553	95,649
Galapagos NV (b)	29,318	975,447
United Therapeutics Corp. (b)	612	136,390
		1,917,530
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	40,222	1,304,399
Dentsply Sirona, Inc.	2,278	69,274
Envista Holdings Corp. (b)	3,755	87,379
Globus Medical, Inc. (b)	1,303	59,560
Hologic, Inc. (b)	3,146	208,171
ICU Medical, Inc. (b)	116	11,375
Masimo Corp. (b)	742	60,198
STERIS PLC	1,193	250,506
Teleflex, Inc.	676	124,891
The Cooper Companies, Inc.	1,137	354,460
Zimmer Biomet Holdings, Inc.	6,430	671,356
		3,201,569
Health Care Providers & Services - 3.4%
Acadia Healthcare Co., Inc. (b)	2,764	203,182
AdaptHealth Corp. (b)	104,562	766,439
Cencora, Inc.	2,717	503,053
Centene Corp. (b)	37,440	2,582,611
Chemed Corp.	280	157,542
Cigna Group	7,469	2,309,415
CVS Health Corp.	21,045	1,452,315
Encompass Health Corp.	2,570	160,779
Henry Schein, Inc. (b)	2,105	136,783
Molina Healthcare, Inc. (b)	1,280	426,176
Owens & Minor, Inc. (b)	75,200	1,077,616
Quest Diagnostics, Inc.	3,181	413,848
R1 RCM, Inc. (b)	1,292	15,233
Tenet Healthcare Corp. (b)	1,381	74,160
		10,279,152
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	2,791	288,506
Avantor, Inc. (b)	5,554	96,806
Bio-Rad Laboratories, Inc. Class A (b)	934	257,112
Charles River Laboratories International, Inc. (b)	1,793	301,869
ICON PLC (b)	1,861	454,010
Illumina, Inc. (b)	1,267	138,635
		1,536,938
Pharmaceuticals - 0.7%
Catalent, Inc. (b)	1,946	66,923
Jazz Pharmaceuticals PLC (b)	12,181	1,547,231
Royalty Pharma PLC	15,001	403,077
		2,017,231
TOTAL HEALTH CARE		18,952,420
INDUSTRIALS - 17.0%
Air Freight & Logistics - 0.8%
DHL Group	9,980	388,180
FedEx Corp.	7,982	1,916,478
		2,304,658
Building Products - 2.1%
Armstrong World Industries, Inc.	14,670	1,113,306
Builders FirstSource, Inc. (b)	13,458	1,460,462
Carlisle Companies, Inc.	5,765	1,464,829
Johnson Controls International PLC	13,650	669,123
Tecnoglass, Inc.	13,500	441,180
UFP Industries, Inc.	14,032	1,335,425
		6,484,325
Commercial Services & Supplies - 1.1%
HNI Corp.	26,378	915,053
The Brink's Co.	28,038	1,874,621
The GEO Group, Inc. (b)	77,920	681,021
		3,470,695
Construction & Engineering - 2.1%
Fluor Corp. (b)	42,670	1,420,484
Granite Construction, Inc.	38,052	1,540,345
MDU Resources Group, Inc.	80,138	1,491,368
Willscot Mobile Mini Holdings (b)	46,941	1,849,945
		6,302,142
Electrical Equipment - 1.3%
Acuity Brands, Inc.	8,325	1,348,400
GrafTech International Ltd.	198,965	686,429
Regal Rexnord Corp.	15,949	1,888,521
		3,923,350
Ground Transportation - 3.4%
ArcBest Corp.	10,180	1,108,398
Knight-Swift Transportation Holdings, Inc. Class A	27,655	1,352,053
RXO, Inc.	30,343	531,306
Ryder System, Inc.	21,193	2,067,165
TFI International, Inc. (Canada)	11,529	1,275,402
U-Haul Holding Co. (non-vtg.)	33,829	1,597,067
XPO, Inc. (b)	31,184	2,364,059
		10,295,450
Machinery - 2.8%
Allison Transmission Holdings, Inc.	34,896	1,759,456
Barnes Group, Inc.	41,390	860,498
Chart Industries, Inc. (b)(c)	7,930	921,704
Gates Industrial Corp. PLC (b)	84,780	925,798
Kennametal, Inc.	40,605	938,382
Mueller Water Products, Inc. Class A	54,820	678,123
Terex Corp.	13,838	633,780
Timken Co.	24,881	1,719,775
		8,437,516
Professional Services - 1.3%
Concentrix Corp.	21,856	1,665,646
Leidos Holdings, Inc.	6,522	646,461
Manpower, Inc.	16,609	1,162,132
TransUnion Holding Co., Inc.	1,940	85,127
WNS Holdings Ltd. sponsored ADR (b)	9,060	492,139
		4,051,505
Trading Companies & Distributors - 2.1%
Beacon Roofing Supply, Inc. (b)	12,954	921,936
Core & Main, Inc. (b)	38,230	1,149,958
Custom Truck One Source, Inc. Class A (b)	55,706	321,424
Herc Holdings, Inc.	12,598	1,345,340
McGrath RentCorp.	8,830	888,298
WESCO International, Inc.	14,421	1,848,772
		6,475,728
TOTAL INDUSTRIALS		51,745,369
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.6%
Lumentum Holdings, Inc. (b)	46,224	1,812,443
Electronic Equipment, Instruments & Components - 1.8%
Coherent Corp. (b)	26,938	797,365
Crane Nxt Co.	13,833	719,316
Flex Ltd. (b)	123,718	3,182,027
Vontier Corp.	24,895	735,896
		5,434,604
Semiconductors & Semiconductor Equipment - 0.2%
Skyworks Solutions, Inc.	6,790	588,965
Software - 0.4%
NCR Corp. (b)	91,269	1,395,503
Technology Hardware, Storage & Peripherals - 0.6%
Seagate Technology Holdings PLC	26,093	1,780,847
TOTAL INFORMATION TECHNOLOGY		11,012,362
MATERIALS - 11.0%
Chemicals - 5.3%
Axalta Coating Systems Ltd. (b)	42,149	1,105,568
Cabot Corp.	18,562	1,234,002
Celanese Corp. Class A	29,690	3,399,802
Corteva, Inc.	17,088	822,616
Methanex Corp.	46,457	1,916,351
Olin Corp.	40,936	1,748,786
The Chemours Co. LLC	80,079	1,930,705
Tronox Holdings PLC	122,437	1,308,852
Westlake Corp.	22,641	2,611,866
		16,078,548
Construction Materials - 1.0%
Eagle Materials, Inc.	5,989	921,767
GCC S.A.B. de CV	122,108	1,087,248
Martin Marietta Materials, Inc.	2,543	1,039,934
		3,048,949
Containers & Packaging - 1.6%
Crown Holdings, Inc.	18,597	1,498,918
Graphic Packaging Holding Co.	64,430	1,385,889
O-I Glass, Inc. (b)	65,128	1,006,228
WestRock Co.	29,290	1,052,390
		4,943,425
Metals & Mining - 2.3%
ATI, Inc. (b)	25,090	947,649
Carpenter Technology Corp.	16,023	1,004,963
Constellium NV (b)	178,393	2,818,609
First Quantum Minerals Ltd.	45,042	521,958
Schnitzer Steel Industries, Inc. Class A	25,734	584,419
Steel Dynamics, Inc.	9,923	1,056,899
		6,934,497
Paper & Forest Products - 0.8%
Interfor Corp. (b)	52,450	647,139
Louisiana-Pacific Corp.	34,583	1,773,416
		2,420,555
TOTAL MATERIALS		33,425,974
REAL ESTATE - 6.2%
Equity Real Estate Investment Trusts (REITs) - 5.1%
Camden Property Trust (SBI)	7,620	646,786
CubeSmart	27,644	942,384
Digital Realty Trust, Inc.	16,348	2,033,037
Douglas Emmett, Inc.	63,280	709,369
Essex Property Trust, Inc.	7,375	1,577,660
Lamar Advertising Co. Class A	11,354	934,094
Outfront Media, Inc.	155,250	1,515,240
Prologis (REIT), Inc.	14,408	1,451,606
Ventas, Inc.	57,407	2,437,501
Welltower, Inc.	39,291	3,285,121
		15,532,798
Real Estate Management & Development - 1.1%
Colliers International Group, Inc.	11,940	1,082,371
Compass, Inc. (b)	253,010	500,960
Jones Lang LaSalle, Inc. (b)	13,011	1,664,367
Marcus & Millichap, Inc.	9,266	265,934
		3,513,632
TOTAL REAL ESTATE		19,046,430
UTILITIES - 7.7%
Electric Utilities - 5.6%
Constellation Energy Corp.	41,592	4,696,569
Edison International	39,271	2,476,429
Entergy Corp.	15,430	1,474,954
FirstEnergy Corp.	67,450	2,401,220
NextEra Energy, Inc.	35,910	2,093,553
PG&E Corp. (b)	240,255	3,916,157
		17,058,882
Gas Utilities - 0.0%
Southwest Gas Holdings, Inc.	1,470	86,157
Independent Power and Renewable Electricity Producers - 1.5%
The AES Corp.	174,215	2,595,804
Vistra Corp.	58,336	1,908,754
		4,504,558
Multi-Utilities - 0.6%
Sempra	26,682	1,868,540
TOTAL UTILITIES		23,518,137
TOTAL COMMON STOCKS (Cost $280,963,488)		301,663,139

U.S. Treasury Obligations - 0.1%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.37% to 5.41% 12/7/23 to 1/18/24 (e) (Cost $307,513)	310,000	307,522

Money Market Funds - 3.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	3,865,706	3,866,479
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	7,139,472	7,140,186
TOTAL MONEY MARKET FUNDS (Cost $11,006,651)		11,006,665

TOTAL INVESTMENT IN SECURITIES - 102.6% (Cost $292,277,652)	312,977,326
NET OTHER ASSETS (LIABILITIES) - (2.6)%	(7,885,546)
NET ASSETS - 100.0%	305,091,780

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	10	Dec 2023	2,375,100	(105,715)	(105,715)

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $2,198,340.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,274,875 or 0.7% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $188,280.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	8,563,889	161,781,457	166,478,867	195,352	-	-	3,866,479	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	10,739,930	120,002,446	123,602,190	42,952	-	-	7,140,186	0.0%
Total	19,303,819	281,783,903	290,081,057	238,304	-	-	11,006,665

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	6,354,823	4,670,161	1,684,662	-
Consumer Discretionary	38,269,113	37,592,733	676,380	-
Consumer Staples	10,179,628	10,179,628	-	-
Energy	31,477,215	31,477,215	-	-
Financials	57,681,668	56,883,873	797,795	-
Health Care	18,952,420	17,976,973	975,447	-
Industrials	51,745,369	51,745,369	-	-
Information Technology	11,012,362	11,012,362	-	-
Materials	33,425,974	33,425,974	-	-
Real Estate	19,046,430	19,046,430	-	-
Utilities	23,518,137	23,518,137	-	-

U.S. Government and Government Agency Obligations	307,522	-	307,522	-

Money Market Funds	11,006,665	11,006,665	-	-
Total Investments in Securities:	312,977,326	308,535,520	4,441,806	-
Derivative Instruments: Liabilities
Futures Contracts	(105,715)	(105,715)	-	-
Total Liabilities	(105,715)	(105,715)	-	-
Total Derivative Instruments:	(105,715)	(105,715)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(105,715)
Total Equity Risk	0	(105,715)
Total Value of Derivatives	0	(105,715)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $6,972,815) - See accompanying schedule:
Unaffiliated issuers (cost $281,271,001)	$301,970,661
Fidelity Central Funds (cost $11,006,651)	11,006,665

Total Investment in Securities (cost $292,277,652)		$312,977,326
Cash		35,356
Foreign currency held at value (cost $709)		709
Receivable for investments sold		1,412,018
Receivable for fund shares sold		231,837
Dividends receivable		219,082
Distributions receivable from Fidelity Central Funds		16,990
Receivable for daily variation margin on futures contracts		21,300
Prepaid expenses		468
Receivable from investment adviser for expense reductions		38,882
Other receivables		82
Total assets		314,954,050
Liabilities
Payable for investments purchased	$1,900,020
Payable for fund shares redeemed	489,352
Accrued management fee	187,128
Distribution and service plan fees payable	37,736
Other affiliated payables	52,061
Other payables and accrued expenses	56,133
Collateral on securities loaned	7,139,840
Total Liabilities		9,862,270
Net Assets		$305,091,780
Net Assets consist of:
Paid in capital		$294,354,034
Total accumulated earnings (loss)		10,737,746
Net Assets		$305,091,780

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($86,043,844 ÷ 2,886,296 shares)(a)		$29.81
Maximum offering price per share (100/94.25 of $29.81)		$31.63
Class M :
Net Asset Value and redemption price per share ($21,707,891 ÷ 737,153 shares)(a)		$29.45
Maximum offering price per share (100/96.50 of $29.45)		$30.52
Class C :
Net Asset Value and offering price per share ($11,801,786 ÷ 425,617 shares)(a)		$27.73
Class I :
Net Asset Value, offering price and redemption price per share ($134,095,464 ÷ 4,441,175 shares)		$30.19
Class Z :
Net Asset Value, offering price and redemption price per share ($51,442,795 ÷ 1,702,893 shares)		$30.21
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$6,729,667
Interest		16,565
Income from Fidelity Central Funds (including $42,952 from security lending)		238,304
Total Income		6,984,536
Expenses
Management fee
Basic fee	$1,949,157
Performance adjustment	528,459
Transfer agent fees	576,000
Distribution and service plan fees	513,957
Accounting fees	131,434
Custodian fees and expenses	85,549
Independent trustees' fees and expenses	2,129
Registration fees	92,567
Audit	63,580
Legal	9,346
Interest	6,741
Miscellaneous	1,497
Total expenses before reductions	3,960,416
Expense reductions	(224,018)
Total expenses after reductions		3,736,398
Net Investment income (loss)		3,248,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(7,956,117)
Foreign currency transactions	(1,579)
Futures contracts	507,723
Total net realized gain (loss)		(7,449,973)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	8,698,967
Assets and liabilities in foreign currencies	234
Futures contracts	(56,079)
Total change in net unrealized appreciation (depreciation)		8,643,122
Net gain (loss)		1,193,149
Net increase (decrease) in net assets resulting from operations		$4,441,287
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,248,138	$3,312,639
Net realized gain (loss)	(7,449,973)	(3,866,612)
Change in net unrealized appreciation (depreciation)	8,643,122	(30,032,655)
Net increase (decrease) in net assets resulting from operations	4,441,287	(30,586,628)
Distributions to shareholders	(2,171,133)	(13,471,817)

Share transactions - net increase (decrease)	(94,886,937)	151,885,468
Total increase (decrease) in net assets	(92,616,783)	107,827,023

Net Assets
Beginning of period	397,708,563	289,881,540
End of period	$305,091,780	$397,708,563

Financial Highlights
Fidelity Advisor® Value Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$29.71	$33.55	$20.40	$22.44	$23.40
Income from Investment Operations
Net investment income (loss) A,B	.23	.24	.11	.14	.19
Net realized and unrealized gain (loss)	(.01) C	(2.61)	13.15	(1.46)	1.57
Total from investment operations	.22	(2.37)	13.26	(1.32)	1.76
Distributions from net investment income	(.12)	(.24)	(.11)	(.17) D	(.10) D
Distributions from net realized gain	-	(1.24)	-	(.55) D	(2.62) D
Total distributions	(.12)	(1.47) E	(.11)	(.72)	(2.72)
Net asset value, end of period	$29.81	$29.71	$33.55	$20.40	$22.44
Total Return F,G	.73%	(7.25)%	65.21%	(6.24)%	9.00%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.22%	1.15%	1.21%	1.17%	1.10%
Expenses net of fee waivers, if any	1.15%	1.15%	1.20%	1.16%	1.10%
Expenses net of all reductions	1.15%	1.15%	1.20%	1.14%	1.10%
Net investment income (loss)	.74%	.76%	.35%	.71%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$86,044	$108,439	$100,604	$36,269	$47,465
Portfolio turnover rate J	75%	67%	64%	91%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$29.34	$33.13	$20.15	$22.19	$23.15
Income from Investment Operations
Net investment income (loss) A,B	.15	.16	.03	.09	.12
Net realized and unrealized gain (loss)	- C	(2.57)	13.01	(1.47)	1.57
Total from investment operations	.15	(2.41)	13.04	(1.38)	1.69
Distributions from net investment income	(.04)	(.15)	(.06)	(.11) D	(.03) D
Distributions from net realized gain	-	(1.24)	-	(.55) D	(2.62) D
Total distributions	(.04)	(1.38) E	(.06)	(.66)	(2.65)
Net asset value, end of period	$29.45	$29.34	$33.13	$20.15	$22.19
Total Return F,G	.49%	(7.46)%	64.81%	(6.55)%	8.74%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.46%	1.40%	1.47%	1.45%	1.39%
Expenses net of fee waivers, if any	1.40%	1.40%	1.45%	1.43%	1.38%
Expenses net of all reductions	1.39%	1.40%	1.45%	1.42%	1.38%
Net investment income (loss)	.49%	.51%	.10%	.43%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$21,708	$22,540	$23,323	$12,736	$15,006
Portfolio turnover rate J	75%	67%	64%	91%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.73	$31.45	$19.18	$21.15	$22.16
Income from Investment Operations
Net investment income (loss) A,B	- C	- C	(.12)	(.02)	.01
Net realized and unrealized gain (loss)	- C	(2.43)	12.39	(1.40)	1.49
Total from investment operations	- C	(2.43)	12.27	(1.42)	1.50
Distributions from net investment income	-	(.08)	-	-	-
Distributions from net realized gain	-	(1.21)	-	(.55)	(2.51)
Total distributions	-	(1.29)	-	(.55)	(2.51)
Net asset value, end of period	$27.73	$27.73	$31.45	$19.18	$21.15
Total Return D,E	-%	(7.94)%	63.97%	(7.02)%	8.13%
Ratios to Average Net Assets B,F,G
Expenses before reductions	2.00%	1.93%	2.01%	1.98%	1.92%
Expenses net of fee waivers, if any	1.90%	1.90%	1.96%	1.97%	1.92%
Expenses net of all reductions	1.90%	1.90%	1.96%	1.95%	1.91%
Net investment income (loss)	(.01)%	-% H	(.41)%	(.11)%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$11,802	$14,661	$15,726	$6,331	$8,777
Portfolio turnover rate I	75%	67%	64%	91%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$30.09	$33.96	$20.64	$22.70	$23.66
Income from Investment Operations
Net investment income (loss) A,B	.31	.32	.20	.21	.26
Net realized and unrealized gain (loss)	(.02) C	(2.63)	13.30	(1.48)	1.59
Total from investment operations	.29	(2.31)	13.50	(1.27)	1.85
Distributions from net investment income	(.19)	(.33)	(.18)	(.25) D	(.19) D
Distributions from net realized gain	-	(1.24)	-	(.55) D	(2.62) D
Total distributions	(.19)	(1.56) E	(.18)	(.79) E	(2.81)
Net asset value, end of period	$30.19	$30.09	$33.96	$20.64	$22.70
Total Return F	.97%	(6.99)%	65.68%	(5.95)%	9.34%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.94%	.88%	.92%	.87%	.79%
Expenses net of fee waivers, if any	.90%	.88%	.92%	.85%	.79%
Expenses net of all reductions	.90%	.88%	.92%	.84%	.79%
Net investment income (loss)	.99%	1.02%	.63%	1.01%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$134,095	$170,764	$104,393	$8,861	$11,097
Portfolio turnover rate I	75%	67%	64%	91%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$30.10	$33.96	$20.63	$22.69	$23.67
Income from Investment Operations
Net investment income (loss) A,B	.36	.36	.25	.23	.28
Net realized and unrealized gain (loss)	(.01) C	(2.62)	13.28	(1.47)	1.58
Total from investment operations	.35	(2.26)	13.53	(1.24)	1.86
Distributions from net investment income	(.24)	(.36)	(.20)	(.27) D	(.22) D
Distributions from net realized gain	-	(1.24)	-	(.55) D	(2.62) D
Total distributions	(.24)	(1.60)	(.20)	(.82)	(2.84)
Net asset value, end of period	$30.21	$30.10	$33.96	$20.63	$22.69
Total Return E	1.14%	(6.86)%	65.88%	(5.84)%	9.45%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.82%	.76%	.77%	.75%	.69%
Expenses net of fee waivers, if any	.75%	.75%	.77%	.74%	.68%
Expenses net of all reductions	.75%	.75%	.77%	.72%	.68%
Net investment income (loss)	1.14%	1.16%	.78%	1.13%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$51,443	$81,306	$45,835	$1,712	$2,772
Portfolio turnover rate H	75%	67%	64%	91%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.> Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$46,308,668
Gross unrealized depreciation	(27,709,886)
Net unrealized appreciation (depreciation)	$18,598,782
Tax Cost	$294,378,544

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,490,917
Capital loss carryforward	$(10,226,721)
Net unrealized appreciation (depreciation) on securities and other investments	$18,473,549

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(10,226,721)
Total capital loss carryforward	$(10,226,721)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$2,171,133	$ 7,667,872
Long-term Capital Gains	-	5,803,945
Total	$2,171,133	$ 13,471,817

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Fund	275,594,806	363,663,185
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of  Class I  as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$255,098	$7,867
Class M	.25%	.25%	116,674	468
Class C	.75%	.25%	142,185	25,190
			$513,957	$33,525

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37,226
Class M	1,686
Class CA	267
$39,179

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$193,757.19
Class M	42,492.18
Class C	31,694.22
Class I	280,296.17
Class Z	27,761.04
	$576,000

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1895%
Class M	0.1801%
Class C	0.2000%
Class I	0.1646%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Advisor Value Fund	.04

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Value Fund	0.0354%

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Value Fund	Borrower	$ 8,158,000	4.96%	$6,741

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Value Fund	$ 10,327

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Value Fund	18,240,360	23,544,324	32,084
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Advisor Value Fund	$695
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Value Fund	$4,561	$4,098	$-
9. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.15%	$64,634
Class M	1.40%	13,215
Class C	1.90%	13,850
Class I	.90%	68,009
Class Z	.75%	41,910
		$201,618
During the period, transfer agent credits reduced each class' expenses as noted in the table below.
Expense reduction

Class M	$348

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $22,052.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Advisor Value Fund
Distributions to shareholders
Class A	$432,389	$4,405,947
Class M	26,680	990,545
Class C	-	660,630
Class I	1,087,478	5,021,021
Class Z	624,586	2,393,674
Total	$2,171,133	$13,471,817
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Advisor Value Fund
Class A
Shares sold	645,294	1,692,576	$20,203,230	$53,594,255
Reinvestment of distributions	14,231	137,847	427,939	4,297,977
Shares redeemed	(1,423,001)	(1,179,626)	(43,844,893)	(37,522,482)
Net increase (decrease)	(763,476)	650,797	$(23,213,724)	$20,369,750
Class M
Shares sold	72,556	134,897	$2,224,101	$4,251,310
Reinvestment of distributions	888	31,736	26,425	979,513
Shares redeemed	(104,459)	(102,350)	(3,211,772)	(3,170,588)
Net increase (decrease)	(31,015)	64,283	$(961,246)	$2,060,235
Class C
Shares sold	156,850	217,748	$4,543,881	$6,554,230
Reinvestment of distributions	-	22,308	-	654,000
Shares redeemed	(259,838)	(211,462)	(7,440,188)	(6,050,103)
Net increase (decrease)	(102,988)	28,594	$(2,896,307)	$1,158,127
Class I
Shares sold	2,295,758	5,343,179	$72,434,977	$171,305,654
Reinvestment of distributions	35,458	157,060	1,077,559	4,946,432
Shares redeemed	(3,565,521)	(2,899,066)	(111,308,941)	(90,414,411)
Net increase (decrease)	(1,234,305)	2,601,173	$(37,796,405)	$85,837,675
Class Z
Shares sold	823,282	2,344,555	$26,158,948	$74,364,664
Reinvestment of distributions	17,943	65,065	544,763	2,047,896
Shares redeemed	(1,839,568)	(1,058,038)	(56,722,966)	(33,952,879)
Net increase (decrease)	(998,343)	1,351,582	$(30,019,255)	$42,459,681
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity Advisor® Value Fund
Class A	1.14%
Actual		$ 1,000	$ 987.70	$ 5.71
Hypothetical-B		$ 1,000	$ 1,019.46	$ 5.80
Class M	1.39%
Actual		$ 1,000	$ 986.60	$ 6.96
Hypothetical-B		$ 1,000	$ 1,018.20	$ 7.07
Class C	1.89%
Actual		$ 1,000	$ 984.00	$ 9.45
Hypothetical-B		$ 1,000	$ 1,015.68	$ 9.60
Class I	.89%
Actual		$ 1,000	$ 988.90	$ 4.46
Hypothetical-B		$ 1,000	$ 1,020.72	$ 4.53
Class Z	.74%
Actual		$ 1,000	$ 989.80	$ 3.71
Hypothetical-B		$ 1,000	$ 1,021.48	$ 3.77

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Class A, Class M, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked above the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has no investment minimum, unlike most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the similar sales load structure growth competitive median for 2022.
The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of Class I is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of Class I as the basis for the performance adjustment. The Board noted that Class I is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.15%, 1.40%, 1.90%, 0.90%, and 0.75% through February 29, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of Class I as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.808899.119
FAV-ANN-1223
Fidelity Advisor® Floating Rate High Income Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	7.51%	3.30%	3.19%
Class M (incl. 2.75% sales charge)	7.64%	3.32%	3.16%
Class C (incl. contingent deferred sales charge)	8.84%	3.10%	2.86%
Fidelity® Floating Rate High Income Fund	10.99%	4.19%	3.78%
Class I	10.84%	4.14%	3.73%
Class Z	11.05%	4.26%	3.79%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A, a class of the fund, on October 31, 2013, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Morningstar® LSTA® US Performing Loans performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Floating-rate bank loans gained 12.19% for the 12 months ending October 31, 2023, as measured by the Morningstar LSTA US Performing Loans Index. It was a robust period for loans, as the asset class outpaced all other U.S. fixed-income categories and posted a gain in 10 out of 12 months. Key factors fueling loan performance included a sharp rise in short- and longer-term interest rates, expectations that the U.S. Federal Reserve would keep rates higher for longer than originally anticipated, and generally favorable corporate earnings reports. Additional supportive factors were a decline in inflation from the highs reached in 2022, reduced net new loan supply and strong retail fund inflows late in the period. Within the Morningstar index, every industry registered a gain this period, led by home furnishings (+20%), publishing and insurance (+15% each). A number of other groups rose 13% to 14% and topped the broader market. These included leisure goods/activities/movies, building & development, surface transport, industrial equipment, business equipment & services, and aerospace & defense. Electronics/electrical, the largest group in the index the past 12 months, rose about 13%. On the downside, radio & television (+2%), all telecom, and cable & satellite TV (+9% each) were the biggest laggards. Health care, utilities, and lodging & casinos each returned roughly 11% and also trailed the benchmark. From a credit-rating perspective, mid-tier loans rated B gained 13.23% and were the only rating category to outperform the market.
Comments from Co-Managers Eric Mollenhauer, Kevin Nielsen and Chandler Perine:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 10% to 11%, versus 12.19% for the benchmark Morningstar LSTA US Performing Loans Index. The fund's core investment in floating-rate leveraged loans gained 12.39% and contributed to performance versus the benchmark. By industry, security selection was the primary relative detractor, especially within nonferrous metals/minerals, oil & gas, radio & television, and business equipment & services. The fund's position in cash was a notable detractor for the 12 months. The biggest individual relative detractor was an overweight in Diamond Sports (-78%). The second-largest relative detractor was a non-benchmark stake in Chesapeake Energy (-10%). A non-benchmark stake in Murray Energy returned about -11% and notably hurt. In contrast, the biggest contributors to performance versus the benchmark were our choices in insurance. Security selection in all telecom and chemicals & plastics also boosted the fund's relative result. The top individual relative contributor was an overweight in Asurion (+27%). Asurion was one of our largest holdings. A second notable relative contributor was an underweight in CenturyLink (-5%). Not owning Magenta Buyer, a benchmark component that returned -16%, was another notable relative contributor. By quality, positioning in bonds rated CCC helped most, whereas unrated bonds hurt most. Noteworthy changes in positioning include increased exposure to the oil & gas and insurance industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Bass Pro Group LLC	2.5
Asurion LLC	2.1
Acrisure LLC	1.2
Fertitta Entertainment LLC NV	1.1
Ukg, Inc.	1.0
Caesars Entertainment, Inc.	0.9
Polaris Newco LLC	0.9
TransDigm, Inc.	0.8
MH Sub I LLC	0.8
Clydesdale Acquisition Holdings, Inc.	0.8
12.1

Market Sectors (% of Fund's net assets)

Technology	15.5
Services	9.6
Insurance	5.6
Healthcare	5.2
Energy	4.7

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Bank Loan Obligations - 84.9%
	Principal Amount (a) (000s)	Value ($) (000s)
Aerospace - 0.7%
ADS Tactical, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1886% 3/19/26 (b)(c)(d)	12,819	12,509
Gemini HDPE LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.6448% 12/31/27 (b)(c)(d)	4,014	3,995
TransDigm, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6401% 8/24/28 (b)(c)(d)	38,825	38,764
Tranche H 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6401% 2/22/27 (b)(c)(d)	36,618	36,579
TOTAL AEROSPACE		91,847
Air Transportation - 1.4%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.4274% 4/20/28 (b)(c)(d)	26,394	26,724
Air Canada Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 9.1284% 8/11/28 (b)(c)(d)	17,269	17,239
Echo Global Logistics, Inc.:
1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9241% 11/23/28 (b)(c)(d)	13,246	12,656
CME Term SOFR 3 Month Index + 4.750% 10.1741% 11/23/28 (b)(c)(d)(e)	19,256	19,256
2LN, term loan:
CME Term SOFR 3 Month Index + 7.000% 12.3161% 11/23/29 (b)(c)(d)(e)	8,145	8,080
CME Term SOFR 3 Month Index + 8.000% 13.4832% 11/23/29 (b)(c)(d)(e)	4,100	4,100
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 10.7979% 7/2/27 (b)(c)(d)	20,423	21,016
Rand Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6401% 3/17/30 (b)(c)(d)	5,313	5,104
SkyMiles IP Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1658% 10/20/27 (b)(c)(d)	18,392	18,817
STG Logistics, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 11.5401% 3/24/28 (b)(c)(d)(e)	12,248	11,514
United Airlines, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.1894% 4/21/28 (b)(c)(d)	24,513	24,421
TOTAL AIR TRANSPORTATION		168,927
Automotive & Auto Parts - 1.4%
American Trailer World Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1741% 3/5/28 (b)(c)(d)	18,862	17,688
Belron Finance U.S. LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 8.245% 4/18/29 (b)(c)(d)	5,227	5,230
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0741% 4/20/30 (b)(c)(d)	26,480	26,414
CWGS Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9485% 6/3/28 (b)(c)(d)	39,583	36,417
Driven Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4389% 12/17/28 (b)(c)(d)	12,982	12,609
Ls Group Opco Acquistion LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.692% 11/2/27 (b)(c)(d)	15,180	15,104
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.8943% 12/17/28 (b)(c)(d)	26,562	19,998
Power Stop LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1741% 1/26/29 (b)(c)(d)	18,345	15,074
Realtruck Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1886% 1/29/28 (b)(c)(d)	16,031	15,289
Rough Country LLC:
2LN, term loan CME Term SOFR 3 Month Index + 6.500% 11.7332% 7/28/29 (b)(c)(d)	6,095	5,706
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8948% 7/28/28 (b)(c)(d)	3,631	3,552
TOTAL AUTOMOTIVE & AUTO PARTS		173,081
Banks & Thrifts - 0.6%
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9386% 7/25/30 (b)(c)(d)	42,800	42,604
Deerfield Dakota Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.1401% 4/9/27 (b)(c)(d)	12,563	12,113
Novae LLC 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.4387% 12/22/28 (b)(c)(d)	11,499	10,694
Superannuation & Investments U.S. LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1886% 12/1/28 (b)(c)(d)	6,465	6,441
TOTAL BANKS & THRIFTS		71,852
Broadcasting - 1.5%
AppLovin Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.4241% 10/25/28 (b)(c)(d)	8,035	8,008
CME Term SOFR 1 Month Index + 3.100% 8.4241% 8/15/30 (b)(c)(d)	22,819	22,730
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4146% 8/24/26 (b)(c)(d)	8,575	3,221
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 10.6625% (b)(c)(d)(f)	71,092	756
Dotdash Meredith, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4146% 12/1/28 (b)(c)(d)	43,642	41,242
Nexstar Media, Inc. Tranche B, term loan CME Term SOFR 1 Month Index + 2.500% 7.9386% 9/19/26 (b)(c)(d)	20,599	20,588
Sinclair Television Group, Inc.:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.9386% 9/30/26 (b)(c)(d)	5,206	4,360
CME Term SOFR 1 Month Index + 3.000% 8.4386% 4/1/28 (b)(c)(d)	2,933	2,051
Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 9.1741% 4/21/29 (b)(c)(d)	13,727	9,326
Springer Nature Deutschland GmbH Tranche B18 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.6517% 8/14/26 (b)(c)(d)	11,742	11,721
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.6401% 6/24/29 (b)(c)(d)	7,801	7,772
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.6886% 3/24/26 (b)(c)(d)	8,623	8,544
CME Term SOFR 1 Month Index + 3.250% 8.6886% 1/31/29 (b)(c)(d)	38,927	38,234
TOTAL BROADCASTING		178,553
Building Materials - 3.0%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.9017% 5/17/28 (b)(c)(d)	49,247	38,987
APi Group DE, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9386% 1/3/29 (b)(c)(d)	25,229	25,236
Emerson Climate Technologies Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3241% 5/31/30 (b)(c)(d)	23,794	23,730
Foley Products Co. LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.2901% 12/29/28 (b)(c)(d)	5,852	5,830
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8911% 2/25/29 (b)(c)(d)	96,659	91,162
Ingersoll-Rand Services Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1661% 2/28/27 (b)(c)(d)	3,377	3,379
Janus International Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7643% 8/3/30 (b)(c)(d)	4,175	4,134
Oscar AcquisitionCo LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9901% 4/29/29 (b)(c)(d)	44,445	43,242
Smyrna Ready Mix LLC Tranche B 1lN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6741% 4/1/29 (b)(c)(d)	19,961	19,961
Specialty Building Products Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 9.1741% 10/15/28 (b)(c)(d)	8,993	8,818
SRS Distribution, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9386% 6/4/28 (b)(c)(d)	40,655	39,639
CME Term SOFR 3 Month Index + 3.500% 8.9241% 6/2/28 (b)(c)(d)	11,353	11,051
Standard Industries, Inc./New Jersey Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.9531% 9/22/28 (b)(c)(d)	19,737	19,754
Traverse Midstream Partners Ll Tranche B, term loan CME TERM SOFR 6 MONTH INDEX + 4.250% 9.24% 2/16/28 (b)(c)(d)	9,572	9,536
USIC Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 5/14/28 (b)(c)(d)	11,314	10,913
White Capital Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.0741% 10/19/27 (b)(c)(d)	9,702	9,625
TOTAL BUILDING MATERIALS		364,997
Cable/Satellite TV - 1.8%
Charter Communication Operating LLC Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1331% 2/1/27 (b)(c)(d)	64,859	64,682
Coral-U.S. Co.-Borrower LLC:
Tranche B, term loan CME Term SOFR 1 Month Index + 2.250% 7.699% 1/31/28 (b)(c)(d)	31,425	30,940
Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.449% 10/15/29 (b)(c)(d)	2,855	2,824
CSC Holdings LLC:
Tranche B 5LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.949% 4/15/27 (b)(c)(d)	21,271	19,151
Tranche B6 LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8345% 1/18/28 (b)(c)(d)	47,897	44,664
DIRECTV Financing LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4386% 8/2/27 (b)(c)(d)	12,863	12,498
Virgin Media Bristol LLC:
Tranche N, term loan CME Term SOFR 1 Month Index + 2.500% 7.949% 1/31/28 (b)(c)(d)	21,915	21,271
Tranche Y 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7899% 3/6/31 (b)(c)(d)	30,800	30,083
TOTAL CABLE/SATELLITE TV		226,113
Capital Goods - 0.6%
Ali Group North America Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4386% 7/22/29 (b)(c)(d)	8,306	8,292
Chart Industries, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6646% 3/17/30 (b)(c)(d)	24,505	24,424
CPM Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8269% 9/28/28 (b)(c)(d)	10,402	10,386
Griffon Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.7911% 1/24/29 (b)(c)(d)	15,242	15,169
TNT Crane & Rigging LLC 2LN, term loan 3 month U.S. LIBOR + 8.750% 14.4064% 4/16/25 (b)(c)(d)(e)	4,773	4,469
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 3.500% 9.3811% 7/31/27 (b)(c)(d)	9,376	9,304
TOTAL CAPITAL GOODS		72,044
Chemicals - 3.7%
ARC Falcon I, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1741% 9/30/28 (b)(c)(d)	28,981	27,851
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4241% 9/22/29 (b)(c)(d)	3,385	3,038
Aruba Investment Holdings LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0741% 11/24/27 (b)(c)(d)	10,431	10,183
2LN, term loan CME Term SOFR 1 Month Index + 7.750% 13.1741% 11/24/28 (b)(c)(d)	12,310	11,381
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4241% 11/24/27 (b)(c)(d)	19,029	18,696
Avient Corp. Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8718% 8/29/29 (b)(c)(d)	5,918	5,927
Bakelite U.S. Holding Ltd. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5401% 5/27/29 (b)(c)(d)	15,306	14,809
Consolidated Energy Finance SA:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 5/7/25 (b)(c)(d)(e)	11,515	11,170
Tranche B, term loan CME Term SOFR 1 Month Index + 2.500% 7.9241% 5/7/25 (b)(c)(d)	4,063	3,986
Cyanco Intermediate 2 Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0741% 7/7/28 (b)(c)(d)	5,465	5,424
Derby Buyer LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 10/12/30 (c)(d)(g)	17,680	17,592
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.7651% 10/4/29 (b)(c)(d)	35,692	33,085
Groupe Solmax, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.3032% 5/27/28 (b)(c)(d)	25,825	24,006
Herens U.S. Holdco Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.920% 9.4151% 7/3/28 (b)(c)(d)	13,415	11,274
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.0332% 3/15/29 (b)(c)(d)	47,222	43,538
Hexion, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.430% 12.8644% 3/15/30 (b)(c)(d)	8,290	6,660
ICP Group Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.4017% 12/29/27 (b)(c)(d)	7,689	6,012
INEOS U.S. Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 2/10/30 (b)(c)(d)	7,571	7,393
INEOS U.S. Petrochem LLC:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1741% 3/1/30 (b)(c)(d)	7,819	7,604
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1886% 1/20/26 (b)(c)(d)	24,447	23,983
Manchester Acquisition Sub LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.3096% 12/1/26 (b)(c)(d)	14,046	12,536
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 5.000% 10.3901% 11/9/28 (b)(c)(d)	13,929	13,769
CME Term SOFR 3 Month Index + 3.750% 9.4017% 11/9/28 (b)(c)(d)	24,047	23,416
CME Term SOFR 3 Month Index + 4.500% 9.9901% 11/9/28 (b)(c)(d)	12,357	12,178
Starfruit U.S. Holdco LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.000% 9.419% 4/3/28 (b)(c)(d)	9,915	9,670
CME Term SOFR 1 Month Index + 4.000% 9.4335% 4/3/28 (b)(c)(d)	26,577	25,954
The Chemours Co. LLC Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8241% 8/18/28 (b)(c)(d)	44,554	43,217
U.S. Coatings Acquisition, Inc. Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8901% 12/20/29 (b)(c)(d)	6,336	6,338
W.R. Grace Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.4017% 9/22/28 (b)(c)(d)	17,405	17,042
TOTAL CHEMICALS		457,732
Consumer Products - 2.1%
19Th Holdings Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6775% 2/7/29 (b)(c)(d)	22,893	21,634
Aip Rd Buyer Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5741% 12/22/28 (b)(c)(d)	9,165	9,089
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.3241% 12/23/28 (b)(c)(d)	17,581	17,493
BCPE Empire Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0741% 12/10/28 (b)(c)(d)	31,005	30,935
Bombardier Recreational Products, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4241% 5/23/27 (b)(c)(d)	9,512	9,416
Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0741% 12/13/29 (b)(c)(d)	11,452	11,417
CNT Holdings I Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9258% 11/8/27 (b)(c)(d)	19,956	19,840
Conair Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.4017% 5/17/28 (b)(c)(d)	11,424	10,561
Gloves Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4386% 1/6/28 (b)(c)(d)	1,527	1,485
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.4017% 12/22/26 (b)(c)(d)	18,744	18,333
Mattress Firm, Inc. Tranche B 1LN, term loan 6 month U.S. LIBOR + 4.250% 9.95% 9/24/28 (b)(c)(d)	29,334	28,925
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.9017% 3/4/28 (b)(c)(d)	8,045	7,857
Runner Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 11.0369% 10/21/28 (b)(c)(d)	12,669	9,882
Sweetwater Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6886% 8/5/28 (b)(c)(d)	26,514	25,454
Windsor Holdings III, LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.8146% 8/1/30 (b)(c)(d)	21,240	21,134
Woof Holdings LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.3972% 12/21/27 (b)(c)(d)	14,441	11,673
Tranche B 2LN, term loan CME Term SOFR 3 Month Index + 7.250% 12.7485% 12/21/28 (b)(c)(d)	2,135	1,420
TOTAL CONSUMER PRODUCTS		256,548
Containers - 1.5%
AOT Packaging Products AcquisitionCo LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 3/3/28 (b)(c)(d)	27,749	26,848
Berlin Packaging, LLC Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 3.250% 8.5816% 3/11/28 (b)(c)(d)	20,963	20,281
CME Term SOFR 3 Month Index + 3.750% 9.1893% 3/11/28 (b)(c)(d)	10,568	10,306
Berry Global, Inc. Tranche AA 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.2005% 7/1/29 (b)(c)(d)	24,548	24,305
Charter NEX U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1886% 12/1/27 (b)(c)(d)	19,024	18,501
Graham Packaging Co., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 8/4/27 (b)(c)(d)	18,207	18,007
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 4.750% 10.476% 2/9/26 (b)(c)(d)	11,680	10,994
Pregis TopCo Corp. 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.1886% 8/1/26 (b)(c)(d)	1,960	1,952
CME Term SOFR 1 Month Index + 4.000% 9.0741% 7/31/26 (b)(c)(d)	9,625	9,490
Reynolds Consumer Products LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1741% 1/30/27 (b)(c)(d)	17,500	17,448
Reynolds Group Holdings, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.6886% 2/5/26 (b)(c)(d)	10,232	10,205
CME Term SOFR 1 Month Index + 3.250% 8.6886% 9/24/28 (b)(c)(d)	10,501	10,441
Ring Container Technologies Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 8/12/28 (b)(c)(d)	9,085	9,060
TOTAL CONTAINERS		187,838
Diversified Financial Services - 3.3%
AlixPartners LLP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1886% 2/4/28 (b)(c)(d)	14,518	14,497
AVSC Holding Corp.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 3/1/25 (b)(c)(d)	6,486	6,077
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 10.9241% 10/15/26 (b)(c)(d)	6,161	5,821
BCP Renaissance Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8998% 10/31/28 (b)(c)(d)	4,078	4,053
Broadstreet Partners, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 1/27/27 (b)(c)(d)	6,512	6,442
Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3241% 1/26/29 (b)(c)(d)	12,105	12,062
Clue Opco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9/22/30 (c)(d)(g)	28,160	26,787
DXP Enterprises, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.2906% 10/6/30 (b)(c)(d)	8,140	8,048
Eagle 4 Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.4017% 7/12/28 (b)(c)(d)	5,750	5,735
FinCo I LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3832% 6/27/29 (b)(c)(d)	4,706	4,703
Focus Financial Partners LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8241% 6/24/28 (b)(c)(d)	13,911	13,767
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5741% 6/30/28 (b)(c)(d)	17,247	17,159
GT Polaris, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.3948% 9/24/27 (b)(c)(d)	7,064	6,664
GTCR W-2 Merger Sub LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 9/21/30 (c)(d)(g)	84,290	83,622
HarbourVest Partners LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.3901% 4/20/30 (b)(c)(d)	19,509	19,460
Hightower Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3796% 4/21/28 (b)(c)(d)	13,248	12,944
LSF11 Trinity Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8345% 6/15/30 (b)(c)(d)	4,349	4,333
Nexus Buyer LLC:
2LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.6741% 11/1/29 (b)(c)(d)	14,420	13,699
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1741% 11/8/26 (b)(c)(d)	17,061	16,680
RCS Capital Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9241% 8/9/30 (b)(c)(d)	34,766	33,716
Recess Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3831% 3/24/27 (b)(c)(d)	7,000	6,956
TransUnion LLC:
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1741% 11/16/26 (b)(c)(d)	21,977	21,922
Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6886% 12/1/28 (b)(c)(d)	12,392	12,362
UFC Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.3991% 4/29/26 (b)(c)(d)	9,722	9,707
WH Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 5.500% 10.9028% 2/9/27 (b)(c)(d)	22,826	22,612
CME Term SOFR 1 Month Index + 5.500% 10.9028% 2/15/27 (b)(c)(d)	13,253	13,121
TOTAL DIVERSIFIED FINANCIAL SERVICES		402,949
Diversified Media - 0.7%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 10.1759% 10/28/27 (b)(c)(d)	11,873	11,207
Allen Media LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 11.0401% 2/10/27 (b)(c)(d)	39,693	34,979
Cmg Media Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9901% 12/17/26 (b)(c)(d)	49,955	44,835
TOTAL DIVERSIFIED MEDIA		91,021
Energy - 2.9%
Apro LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.192% 11/14/26 (b)(c)(d)	17,620	17,594
Array Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.9274% 10/14/27 (b)(c)(d)	19,802	19,517
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9386% 3/17/28 (b)(c)(d)	9,002	8,867
Calpine Construction Finance Co. LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.5741% 7/20/30 (b)(c)(d)	7,175	7,110
CQP Holdco LP / BIP-V Chinook Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9901% 6/4/28 (b)(c)(d)	65,760	65,664
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 11/19/29 (b)(c)(d)	29,098	28,827
EG America LLC:
1LN, term loan CME Term SOFR 1 Month Index + 5.500% 9.4763% 2/7/28 (b)(c)(d)	14,403	13,701
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 9.6645% 2/7/28 (b)(c)(d)(e)	15,725	15,096
Tranche BB 1LN, term loan:
CME Term SOFR 1 Month Index + 4.000% 9.4145% 2/5/25 (b)(c)(d)	6,808	6,791
CME Term SOFR 1 Month Index + 4.250% 9.6645% 3/12/26 (b)(c)(d)	3,123	3,111
CME Term SOFR 3 Month Index + 4.000% 9.4145% 2/5/25 (b)(c)(d)	1,218	1,213
Tranche BC 1LN, term loan:
CME Term SOFR 1 Month Index + 4.250% 9.6645% 2/7/28 (b)(c)(d)	6,138	5,831
CME Term SOFR 1 Month Index + 5.500% 9.4145% 2/7/28 (b)(c)(d)(e)	2,835	2,707
Esdec Solar Group BV Tranche B 1LN, term loan 6 month U.S. LIBOR + 4.750% 10.4017% 8/27/28 (b)(c)(d)	15,149	14,619
GIP II Blue Holding LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9386% 9/29/28 (b)(c)(d)	44,503	44,495
GIP III Stetson I LP:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 10/5/28 (c)(d)(g)	4,485	4,453
Tranche B, term loan CME Term SOFR 1 Month Index + 4.250% 9.6661% 7/18/25 (b)(c)(d)	16,893	16,877
Natgasoline LLC Tranche B, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 11/14/25 (b)(c)(d)	11,220	11,136
New Fortress Energy, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10/30/28 (c)(d)(g)	50,940	46,865
Par Petroleum LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7725% 2/14/30 (b)(c)(d)	11,494	11,433
Rockwood Service Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4386% 1/23/27 (b)(c)(d)	8,212	8,207
Win Waste Innovations Holdings Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1886% 3/25/28 (b)(c)(d)	9,670	8,583
TOTAL ENERGY		362,697
Entertainment/Film - 0.1%
AP Core Holdings II LLC:
Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.9386% 9/1/27 (b)(c)(d)	10,514	10,186
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.9386% 9/1/27 (b)(c)(d)	7,520	7,287
TOTAL ENTERTAINMENT/FILM		17,473
Environmental - 0.4%
Covanta Holding Corp.:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.8241% 11/30/28 (b)(c)(d)	10,336	10,176
CME Term SOFR 1 Month Index + 3.000% 8.3324% 11/30/28 (b)(c)(d)	4,902	4,853
Tranche C 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.8241% 11/30/28 (b)(c)(d)	786	774
CME Term SOFR 1 Month Index + 3.000% 8.3324% 11/30/28 (b)(c)(d)	368	364
Madison IAQ LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7031% 6/21/28 (b)(c)(d)	32,178	30,989
TOTAL ENVIRONMENTAL		47,156
Food & Drug Retail - 0.6%
8th Avenue Food & Provisions, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1886% 10/1/25 (b)(c)(d)	3,295	3,105
Cardenas Merger Sub, LLC 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 6.750% 12.2401% 8/1/29 (b)(c)(d)	25,187	25,155
Froneri U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6741% 1/29/27 (b)(c)(d)	12,783	12,706
JP Intermediate B LLC term loan CME Term SOFR 1 Month Index + 5.500% 11.1448% 11/20/27 (b)(c)(d)	18,384	6,159
Primary Products Finance LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5455% 4/1/29 (b)(c)(d)	6,209	6,180
Upfield U.S.A. Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1976% 1/31/28 (b)(c)(d)	18,705	18,107
TOTAL FOOD & DRUG RETAIL		71,412
Food/Beverage/Tobacco - 1.3%
8th Avenue Food & Provisions, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 7.750% 13.1886% 10/1/26 (b)(c)(d)	2,240	1,684
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1886% 10/1/25 (b)(c)(d)	4,365	4,112
Bengal Debt Merger Sub LLC:
1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.7401% 1/24/29 (b)(c)(d)	33,301	30,543
2LN, term loan CME Term SOFR 3 Month Index + 6.000% 11.4901% 1/24/30 (b)(c)(d)	8,175	6,532
Chobani LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 10/23/27 (b)(c)(d)	20,320	20,263
Del Monte Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6769% 5/16/29 (b)(c)(d)	41,238	39,794
Shearer's Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 9/23/27 (b)(c)(d)	9,182	9,148
Triton Water Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.9017% 3/31/28 (b)(c)(d)	54,620	51,666
TOTAL FOOD/BEVERAGE/TOBACCO		163,742
Gaming - 3.9%
Caesars Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6741% 1/26/30 (b)(c)(d)	103,400	102,898
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3241% 1/27/29 (b)(c)(d)	133,114	130,003
Flutter Financing B.V. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.9017% 7/4/28 (b)(c)(d)	12,867	12,867
Golden Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1761% 5/26/30 (b)(c)(d)	24,608	24,536
GVC Holdings Gibraltar Ltd.:
Tranche B2 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 3.500% 8.9901% 10/31/29 (b)(c)(d)	13,847	13,847
Tranche B4 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 2.250% 7.9901% 3/16/27 (b)(c)(d)	12,854	12,854
J&J Ventures Gaming LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 9.6517% 4/26/28 (b)(c)(d)	12,191	11,545
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 9.6886% 4/26/28 (b)(c)(d)	5,070	4,772
Tranche DD2 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 4/26/28 (c)(d)(g)	9,127	8,590
Ontario Gaming GTA LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6401% 8/1/30 (b)(c)(d)	9,430	9,416
PCI Gaming Authority 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9386% 5/29/26 (b)(c)(d)	3,424	3,419
Penn Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1741% 5/3/29 (b)(c)(d)	10,191	10,171
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.5345% 4/14/29 (b)(c)(d)	25,117	25,035
Scientific Games Holdings LP term loan CME Term SOFR 3 Month Index + 3.500% 8.9143% 4/4/29 (b)(c)(d)	38,163	37,481
Stars Group Holdings BV Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.9017% 7/21/26 (b)(c)(d)	33,562	33,527
Station Casinos LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6741% 2/7/27 (b)(c)(d)	35,922	35,648
TOTAL GAMING		476,609
Healthcare - 5.1%
Accelerated Health Systems LLC Tranche B1 LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.7901% 2/15/29 (b)(c)(d)	13,605	11,468
AHP Health Partners, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 8/24/28 (b)(c)(d)	14,493	14,475
Avantor Funding, Inc. Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6741% 11/6/27 (b)(c)(d)	10,098	10,087
Charlotte Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.5911% 2/12/28 (b)(c)(d)	21,153	20,900
Da Vinci Purchaser Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4386% 1/8/27 (b)(c)(d)	18,107	17,843
Elanco Animal Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1646% 8/1/27 (b)(c)(d)	15,842	15,460
Electron BidCo, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 11/1/28 (b)(c)(d)	12,007	11,874
Embecta Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3367% 3/31/29 (b)(c)(d)	18,296	17,687
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4901% 10/1/27 (b)(c)(d)	83,352	79,532
HAH Group Holding Co. LLC:
1LN, term loan:
CME Term SOFR 1 Month Index + 5.000% 10.43% 10/29/27 (b)(c)(d)	2,954	2,909
CME Term SOFR 3 Month Index + 5.000% 10.43% 10/29/27 (b)(c)(d)	5,991	5,916
Tranche DD 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.43% 10/29/27 (b)(c)(d)	374	368
ICU Medical, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 8.0401% 1/6/29 (b)(c)(d)	13,258	13,185
Insulet Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 5/4/28 (b)(c)(d)	69,413	69,095
Jazz Financing Lux SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 5/5/28 (b)(c)(d)	34,075	34,056
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.3968% 10/19/27 (b)(c)(d)	11,378	11,036
MED ParentCo LP:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6886% 8/31/26 (b)(c)(d)	12,111	11,410
2LN, term loan CME Term SOFR 1 Month Index + 8.250% 13.6886% 8/30/27 (b)(c)(d)	2,851	2,460
Mozart Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 10/23/28 (b)(c)(d)	82,746	82,177
National Mentor Holdings, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1873% 3/2/28 (b)(c)(d)	13,364	11,623
Tranche C 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2401% 3/2/28 (b)(c)(d)	225	195
Organon & Co. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.4505% 6/2/28 (b)(c)(d)	37,823	37,700
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 9.1517% 11/30/27 (b)(c)(d)	19,786	19,513
Pathway Vet Alliance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1886% 3/31/27 (b)(c)(d)	15,676	14,230
Perrigo Investments LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.6741% 4/20/29 (b)(c)(d)	16,659	16,555
Phoenix Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 11/15/28 (b)(c)(d)	45,047	44,473
PRA Health Sciences, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.9017% 7/3/28 (b)(c)(d)	13,109	13,112
Surgery Center Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2031% 8/31/26 (b)(c)(d)	17,450	17,424
U.S. Anesthesia Partners, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 7.500% 12.9291% 10/1/29 (b)(c)(d)(e)	2,820	2,468
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6791% 10/1/28 (b)(c)(d)	4,997	4,328
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 10.7401% 12/15/27 (b)(c)(d)	14,769	13,932
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.6886% 11/20/26 (b)(c)(d)	4,438	4,183
TOTAL HEALTHCARE		631,674
Homebuilders/Real Estate - 0.8%
Breakwater Energy Partners LLC Tranche B 1LN, term loan 11.25% 9/1/26 (b)(c)(d)(e)	23,887	23,082
DTZ U.S. Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 8.1886% 8/21/25 (b)(c)(d)	1,742	1,736
CME Term SOFR 1 Month Index + 3.250% 8.6741% 1/31/30 (b)(c)(d)	19,348	18,429
CME Term SOFR 1 Month Index + 4.000% 9.3241% 1/31/30 (b)(c)(d)	7,360	7,047
Fluidra Finco SL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.3491% 1/27/29 (b)(c)(d)	11,270	11,189
Greystar Real Estate Partners 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.147% 8/21/30 (b)(c)(d)	9,415	9,391
Jones DesLauriers Insurance Management, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6153% 3/16/30 (b)(c)(d)	10,395	10,369
Ryan Specialty Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4241% 9/1/27 (b)(c)(d)	18,761	18,714
TOTAL HOMEBUILDERS/REAL ESTATE		99,957
Hotels - 2.1%
ASP LS Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.3958% 5/7/28 (b)(c)(d)	11,537	10,300
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4335% 9/9/26 (b)(c)(d)	8,616	8,546
Carnival Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 10/18/28 (b)(c)(d)	21,539	21,118
Four Seasons Hotels Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9241% 11/30/29 (b)(c)(d)	31,860	31,843
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.1886% 8/2/28 (b)(c)(d)	73,289	73,210
Hilton Worldwide Finance LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 1.750% 7.1744% 6/21/26 (b)(c)(d)	21,135	21,108
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1741% 8/31/25 (b)(c)(d)	27,581	27,478
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.250% 13.9077% 6/23/26 (b)(c)(d)	7,776	6,765
Playa Resorts Holding BV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5845% 1/5/29 (b)(c)(d)	13,384	13,325
Travelport Finance Luxembourg SARL 1LN, term loan:
CME Term SOFR 3 Month Index + 8.750% 12.6517% 2/28/25 (b)(c)(d)	20,080	19,227
U.S. Secured Overnight Fin. Rate (SOFR) Index + 6.750% 13.8901% 5/29/26 (b)(c)(d)	21,007	10,713
Wyndham Hotels & Resorts, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6741% 5/25/30 (b)(c)(d)	9,500	9,506
TOTAL HOTELS		253,139
Insurance - 5.5%
Acrisure LLC:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9386% 2/15/27 (b)(c)(d)	62,455	60,727
CME Term SOFR 1 Month Index + 4.250% 9.6886% 2/15/27 (b)(c)(d)	13,963	13,852
CME Term SOFR 1 Month Index + 5.750% 11.1206% 2/15/27 (b)(c)(d)	55,271	55,271
Tranche B-2 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1886% 2/15/27 (b)(c)(d)	11,760	11,525
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 10/19/30 (c)(d)(g)	9,550	9,439
Alliant Holdings Intermediate LLC:
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.9386% 11/5/27 (b)(c)(d)	33,400	33,268
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8347% 11/6/27 (b)(c)(d)	25,123	25,026
AmWINS Group, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.250% 7.6886% 2/19/28 (b)(c)(d)	22,512	22,300
CME Term SOFR 1 Month Index + 2.750% 8.1886% 2/19/28 (b)(c)(d)	6,010	5,990
Amynta Agency Borrower, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4241% 2/28/28 (b)(c)(d)	15,506	15,472
AssuredPartners, Inc.:
1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8241% 2/13/27 (b)(c)(d)	12,155	12,042
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9386% 2/13/27 (b)(c)(d)	738	731
CME Term SOFR 1 Month Index + 3.500% 8.9386% 2/13/27 (b)(c)(d)	17,929	17,759
Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0741% 2/13/27 (b)(c)(d)	6,725	6,689
Asurion LLC:
1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4241% 8/19/28 (b)(c)(d)	33,645	32,052
Tranche B11 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6741% 8/19/28 (b)(c)(d)	47,146	44,951
Tranche B3 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6886% 1/31/28 (b)(c)(d)	63,518	55,011
Tranche B4 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6886% 1/20/29 (b)(c)(d)	66,726	56,813
Tranche B8 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 12/23/26 (b)(c)(d)	31,906	30,789
Tranche B9 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 7/31/27 (b)(c)(d)	32,704	31,219
HUB International Ltd. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.250% 9.6619% 7/1/30 (b)(c)(d)	74,454	74,401
CME Term SOFR 3 Month Index + 4.000% 9.3653% 11/10/29 (b)(c)(d)	9,682	9,664
USI, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1401% 11/22/29 (b)(c)(d)	43,783	43,628
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 9/14/30 (c)(d)(g)	3,855	3,831
CME Term SOFR 1 Month Index + 3.250% 8.6401% 9/29/30 (b)(c)(d)	6,040	6,015
TOTAL INSURANCE		678,465
Leisure - 2.4%
Alterra Mountain Co. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9386% 8/17/28 (b)(c)(d)	18,183	18,160
CME Term SOFR 1 Month Index + 3.750% 9.1741% 5/31/30 (b)(c)(d)	1,347	1,346
Arcis Golf LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6913% 11/24/28 (b)(c)(d)	10,456	10,438
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6806% 11/24/28 (b)(c)(d)	787	786
Carnival Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.336% 8/8/27 (b)(c)(d)	20,020	19,644
City Football Group Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4531% 7/21/28 (b)(c)(d)	44,653	44,165
ClubCorp Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 8.1806% 9/18/24 (b)(c)(d)	9,733	9,422
Crown Finance U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 8.500% 14.3811% 7/31/28 (b)(c)(d)	11,494	11,709
Delta 2 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.5741% 1/15/30 (b)(c)(d)	36,555	36,521
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 12.731% 9/8/24 (b)(c)(d)	7,325	6,600
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 8.731% 3/8/24 (b)(c)(d)	28,917	27,820
Herschend Entertainment Co. LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1886% 8/27/28 (b)(c)(d)	6,571	6,557
Lids Holdings, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 11.0601% 12/14/26 (b)(c)(d)(e)	21,539	20,732
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 8/25/28 (b)(c)(d)	18,000	17,948
Topgolf Callaway Brands Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 3/9/30 (b)(c)(d)	30,835	30,662
United PF Holdings LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.6448% 12/30/26 (b)(c)(d)	34,540	29,733
2LN, term loan 3 month U.S. LIBOR + 8.500% 14.1448% 12/30/27 (b)(c)(d)(e)	3,500	2,450
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 8.500% 14.1448% 12/30/26 (b)(c)(d)	3,531	3,301
TOTAL LEISURE		297,994
Metals/Mining - 0.2%
Arsenal AIC Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8792% 8/18/30 (b)(c)(d)	15,940	15,889
U.S. Silica Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1741% 3/23/30 (b)(c)(d)	11,875	11,864
TOTAL METALS/MINING		27,753
Paper - 0.8%
Ahlstrom-Munksjo OYJ 1LN, term loan 3 month U.S. LIBOR + 4.000% 9.6517% 2/4/28 (b)(c)(d)	6,651	6,393
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.5991% 4/13/29 (b)(c)(d)	98,065	94,723
TOTAL PAPER		101,116
Publishing/Printing - 0.6%
Century DE Buyer LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9/27/30 (c)(d)(g)	17,585	17,439
Harland Clarke Holdings Corp. 1LN, term loan CME Term SOFR 1 Month Index + 7.750% 13.4017% 6/16/26 (b)(c)(d)	15,246	14,255
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1408% 8/11/28 (b)(c)(d)	12,295	12,287
MJH Healthcare Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 1/28/29 (b)(c)(d)	13,144	12,996
RLG Holdings LLC:
2LN, term loan CME Term SOFR 1 Month Index + 7.500% 12.9386% 7/2/29 (b)(c)(d)	2,290	2,078
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6886% 7/8/28 (b)(c)(d)	9,000	8,297
TOTAL PUBLISHING/PRINTING		67,352
Railroad - 0.5%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1911% 4/6/28 (b)(c)(d)	16,516	16,399
Genesee & Wyoming, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.4901% 12/30/26 (b)(c)(d)	18,221	18,198
Wwex Unified Topco Holdings LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6517% 7/26/28 (b)(c)(d)	25,228	24,085
Tranche B 2LN, term loan CME Term SOFR 3 Month Index + 7.000% 12.6517% 7/22/29 (b)(c)(d)	4,920	4,121
TOTAL RAILROAD		62,803
Restaurants - 1.1%
Burger King Worldwide, Inc. Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.5741% 9/21/30 (b)(c)(d)	25,074	24,817
Dave & Buster's, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1875% 6/29/29 (b)(c)(d)	12,217	12,186
Flynn Restaurant Group LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6886% 12/1/28 (b)(c)(d)	8,339	8,297
KFC Holding Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.2579% 3/15/28 (b)(c)(d)	13,651	13,619
Pacific Bells LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.1517% 10/20/28 (b)(c)(d)	10,661	10,468
PFC Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 6.250% 11.7829% 3/1/26 (b)(c)(d)	12,440	11,779
Restaurant Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.6401% 4/1/29 (b)(c)(d)	13,024	12,443
Whatabrands LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 8/3/28 (b)(c)(d)	38,588	38,198
TOTAL RESTAURANTS		131,807
Services - 9.3%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 11.4269% 12/20/29 (b)(c)(d)	4,912	4,927
Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 12/21/28 (b)(c)(d)	51,639	51,482
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4241% 12/21/28 (b)(c)(d)	38,405	38,309
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.4017% 9/7/28 (b)(c)(d)	5,433	5,406
All-Star Bidco AB:
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.900% 8.95% 11/16/28 (b)(c)(d)	6,460	6,347
Tranche B1 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.45% 11/16/28 (b)(c)(d)	16,457	16,200
Allied Universal Holdco LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.1741% 5/14/28 (b)(c)(d)	55,967	53,050
CME Term SOFR 1 Month Index + 4.750% 10.0741% 5/14/28 (b)(c)(d)	2,810	2,720
APX Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.9291% 7/9/28 (b)(c)(d)	22,849	22,814
Aramark Services, Inc.:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.9386% 4/6/28 (b)(c)(d)	26,696	26,635
CME Term SOFR 1 Month Index + 2.500% 7.9386% 6/22/30 (b)(c)(d)	575	573
Tranche B-4 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1886% 1/15/27 (b)(c)(d)	4,663	4,639
Archkey Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6886% 6/30/28 (b)(c)(d)	7,061	6,955
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1741% 12/10/29 (b)(c)(d)	23,235	19,537
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 12/10/28 (b)(c)(d)	45,165	41,933
Avis Budget Group, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 3/16/29 (b)(c)(d)	15,056	15,050
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8719% 8/1/30 (b)(c)(d)	41,500	39,944
Cast & Crew Payroll LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9386% 2/7/26 (b)(c)(d)	28,214	27,756
CME Term SOFR 1 Month Index + 3.750% 9.0741% 12/30/28 (b)(c)(d)	13,315	12,993
CHG Healthcare Services, Inc. 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.6886% 9/30/28 (b)(c)(d)	5,613	5,550
CME Term SOFR 1 Month Index + 3.750% 9.1448% 9/30/28 (b)(c)(d)	5,390	5,336
Congruex Group LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.2832% 5/3/29 (b)(c)(d)	18,061	17,723
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 6/2/28 (b)(c)(d)	50,401	45,757
EAB Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.9386% 8/16/28 (b)(c)(d)	13,770	13,537
EmployBridge LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 10.4071% 7/19/28 (b)(c)(d)	28,805	24,744
Ensemble RCM LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2332% 8/1/26 (b)(c)(d)	11,666	11,656
Filtration Group Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6886% 10/19/28 (b)(c)(d)	9,350	9,346
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 10/21/28 (b)(c)(d)	11,440	11,343
Flexera Software LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1886% 3/3/28 (b)(c)(d)	18,441	18,183
Franchise Group, Inc. Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 4.750% 10.3769% 3/10/26 (b)(c)(d)	9,084	8,176
CME Term SOFR 3 Month Index + 4.750% 10.4374% 3/10/26 (b)(c)(d)	31,747	28,314
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1332% 4/29/29 (b)(c)(d)	13,017	12,041
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.4341% 7/30/26 (b)(c)(d)	15,853	15,856
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4386% 12/1/27 (b)(c)(d)	9,998	9,982
HomeServe U.S.A. Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3387% 10/13/30 (b)(c)(d)	22,840	22,726
Indy U.S. Bidco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0741% 3/5/28 (b)(c)(d)	4,559	4,274
Ion Trading Finance Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.2401% 3/26/28 (b)(c)(d)	23,037	22,245
KNS Acquisitions, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.6886% 4/21/27 (b)(c)(d)	14,445	12,188
KUEHG Corp. 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.3901% 6/12/30 (b)(c)(d)	51,560	51,478
Life Time, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.6113% 1/15/26 (b)(c)(d)	2,315	2,313
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.000% 9.3347% 2/15/29 (b)(c)(d)	26,660	26,019
CME Term SOFR 1 Month Index + 4.000% 9.4386% 1/23/27 (b)(c)(d)	18,944	18,565
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 8.750% 14.1886% 1/31/28 (b)(c)(d)	10,815	9,744
Neptune BidCo U.S., Inc.:
term loan CME Term SOFR 1 Month Index + 4.750% 10.2567% 10/11/28 (b)(c)(d)	2,938	2,537
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.5067% 4/11/29 (b)(c)(d)	78,556	68,491
Omnia Partners LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6282% 7/25/30 (b)(c)(d)	19,215	19,167
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7/19/30 (c)(d)(h)	1,805	1,801
Optiv Security, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6296% 8/14/26 (b)(c)(d)	14,405	13,678
Pilot Travel Centers LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4241% 8/4/28 (b)(c)(d)	36,247	36,225
PowerTeam Services LLC:
1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.7401% 3/5/25 (b)(c)(d)	1,458	1,312
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8901% 3/6/25 (b)(c)(d)	13,195	11,897
Sabert Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9386% 12/10/26 (b)(c)(d)	10,552	10,519
Sedgwick Claims Management Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0741% 2/24/28 (b)(c)(d)	9,422	9,381
Sitel Worldwide Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1886% 8/27/28 (b)(c)(d)	8,287	7,966
Sotheby's Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 10.1555% 1/15/27 (b)(c)(d)	11,176	10,789
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9.6639% 3/4/28 (b)(c)(d)	101,788	86,774
SuperMoose Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.2901% 8/29/25 (b)(c)(d)	13,624	12,813
The GEO Group, Inc. Tranche 1B 1LN, term loan CME Term SOFR 1 Month Index + 7.120% 12.4491% 3/23/27 (b)(c)(d)	5,472	5,561
Uber Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.1594% 3/3/30 (b)(c)(d)	32,170	32,126
WMB Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6741% 11/3/29 (b)(c)(d)	5,419	5,416
TOTAL SERVICES		1,140,819
Specialty Retailing - 0.1%
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.350% 13.6887% 6/30/27 (b)(c)(d)	17,532	16,445
Steel - 0.1%
JMC Steel Group, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4492% 1/24/27 (b)(c)(d)	11,550	11,505
Super Retail - 3.5%
Academy Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1791% 11/6/27 (b)(c)(d)	12,981	12,961
At Home Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6791% 7/24/28 (b)(c)(d)	17,456	6,214
Bass Pro Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.4017% 3/5/28 (b)(c)(d)	311,038	308,247
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.3488% 2/3/29 (b)(c)(d)	10,200	10,210
Empire Today LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4531% 4/1/28 (b)(c)(d)	14,534	11,185
Hanesbrands, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0741% 3/8/30 (b)(c)(d)	8,890	8,768
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1886% 10/19/27 (b)(c)(d)	7,505	7,403
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1741% 12/18/27 (b)(c)(d)	18,544	17,617
Michaels Companies, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.9017% 4/15/28 (b)(c)(d)	23,360	19,453
Red Ventures LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3241% 3/3/30 (b)(c)(d)	10,620	10,510
RH:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9386% 10/20/28 (b)(c)(d)	6,688	6,237
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6741% 10/20/28 (b)(c)(d)	9,286	8,743
TOTAL SUPER RETAIL		427,548
Technology - 15.4%
A&V Holdings Midco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.370% 11.14% 3/10/27 (b)(c)(d)	15,292	14,986
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5401% 2/16/28 (b)(c)(d)	7,455	7,334
AI Aqua Merger Sub, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0824% 7/30/28 (b)(c)(d)	43,729	42,849
Alliance Laundry Systems LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9926% 10/8/27 (b)(c)(d)	10,506	10,478
Anastasia Parent LLC Tranche B, term loan CME Term SOFR 3 Month Index + 3.750% 9.4017% 8/10/25 (b)(c)(d)	37,213	25,464
Applied Systems, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.8901% 9/19/26 (b)(c)(d)	18,781	18,809
Aptean, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6741% 4/23/26 (b)(c)(d)	15,048	14,970
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5769% 2/15/29 (b)(c)(d)	78,262	75,704
AZZ, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0741% 5/13/29 (b)(c)(d)	18,275	18,262
Byju's Alpha, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.000% 15.5% 11/24/26 (b)(c)(d)	23,756	7,150
Camelot Finance SA:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 10/31/26 (b)(c)(d)	24,078	24,036
Tranche B, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 10/31/26 (b)(c)(d)	26,743	26,693
Central Parent, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4062% 7/6/29 (b)(c)(d)	28,034	27,851
Ceridian HCM Holding, Inc. Tranche B, term loan CME Term SOFR 1 Month Index + 2.500% 7.9386% 4/30/25 (b)(c)(d)	25,678	25,646
Cloud Software Group, Inc.:
Tranche A 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9901% 9/30/28 (b)(c)(d)	5,853	5,549
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9901% 3/30/29 (b)(c)(d)	48,609	46,123
Coherent Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1886% 7/1/29 (b)(c)(d)	40,032	39,894
CommScope, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 4/4/26 (b)(c)(d)	35,229	30,106
ConnectWise LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 9/30/28 (b)(c)(d)	31,472	30,575
Constant Contact, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.6874% 2/10/28 (b)(c)(d)	9,823	9,147
DCert Buyer, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3241% 10/16/26 (b)(c)(d)	41,676	40,862
Tranche B 2LN, term loan CME Term SOFR 3 Month Index + 7.000% 12.3241% 2/19/29 (b)(c)(d)	14,248	12,704
DG Investment Intermediate Holdings, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 6.750% 12.1886% 3/31/29 (b)(c)(d)	2,490	2,213
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.1998% 3/31/28 (b)(c)(d)	15,272	14,760
CME Term SOFR 1 Month Index + 4.750% 10.0741% 3/31/28 (b)(c)(d)	5,920	5,812
ECL Entertainment LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 8/31/30 (c)(d)(g)	7,640	7,615
Entegris, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.8901% 7/6/29 (b)(c)(d)	29,199	29,209
Eos U.S. Finco LLC 1LN, term loan CME Term SOFR 3 Month Index + 6.000% 11.1643% 10/6/29 (b)(c)(d)	11,515	10,786
Epicor Software Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0741% 7/31/27 (b)(c)(d)	4,035	4,036
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.6886% 7/31/27 (b)(c)(d)	20,896	20,769
Gen Digital, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4241% 9/12/29 (b)(c)(d)	54,751	54,226
GoDaddy, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.8241% 11/9/29 (b)(c)(d)	16,816	16,820
Helios Software Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7401% 7/18/30 (b)(c)(d)	4,545	4,501
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.7401% 8/19/28 (b)(c)(d)	10,414	10,290
Icon Luxembourg Sarl Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.9017% 7/3/28 (b)(c)(d)	52,615	52,627
Imprivata, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.1886% 12/1/27 (b)(c)(d)	9,750	9,701
CME Term SOFR 1 Month Index + 4.250% 9.5741% 12/1/27 (b)(c)(d)	988	985
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1646% 3/1/29 (b)(c)(d)	38,658	36,895
MH Sub I LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5741% 5/3/28 (b)(c)(d)	87,983	83,975
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.5741% 2/23/29 (b)(c)(d)	12,580	10,897
MKS Instruments, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.819% 8/17/29 (b)(c)(d)	27,601	27,348
NAVEX TopCo, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4241% 9/4/26 (b)(c)(d)	2,225	2,184
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6741% 9/5/25 (b)(c)(d)	9,169	9,136
NCR Atleos Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1761% 3/27/29 (b)(c)(d)	21,490	20,505
Open Text Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1741% 1/31/30 (b)(c)(d)	45,639	45,589
Park Place Technologies LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4241% 11/10/27 (b)(c)(d)	23,594	23,054
Peraton Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1741% 2/1/28 (b)(c)(d)	90,445	88,636
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4386% 6/2/28 (b)(c)(d)	114,722	108,126
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0749% 10/19/30 (b)(c)(d)	33,190	32,168
Project Boost Purchaser LLC:
1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 5/30/26 (b)(c)(d)	12,082	11,993
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.6153% 5/30/26 (b)(c)(d)	7,130	7,077
Proofpoint, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 8/31/28 (b)(c)(d)	43,381	42,609
Rackspace Technology Global, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.2056% 2/15/28 (b)(c)(d)	32,966	14,370
RealPage, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 4/22/28 (b)(c)(d)	30,775	30,051
Red Planet Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1741% 9/30/28 (b)(c)(d)	24,765	23,018
Renaissance Holdings Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0741% 4/7/30 (b)(c)(d)	34,900	34,350
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4161% 5/31/26 (b)(c)(d)	343	342
Roper Industrial Products Investment Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.8901% 11/22/29 (b)(c)(d)	8,975	8,952
Sophia LP:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5741% 10/7/27 (b)(c)(d)	14,590	14,408
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9241% 10/7/27 (b)(c)(d)	13,905	13,713
Sovos Compliance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9386% 8/11/28 (b)(c)(d)	20,444	19,995
SS&C Technologies, Inc.:
Tranche B 3LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1886% 4/16/25 (b)(c)(d)	6,845	6,839
Tranche B 4LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1886% 4/16/25 (b)(c)(d)	6,464	6,458
Tranche B 5LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1886% 4/16/25 (b)(c)(d)	30,559	30,532
Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6741% 3/22/29 (b)(c)(d)	6,209	6,200
Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6741% 3/22/29 (b)(c)(d)	9,836	9,821
Tempo Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0741% 8/31/28 (b)(c)(d)	43,766	43,698
TTM Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0646% 5/30/30 (b)(c)(d)	9,668	9,656
Ukg, Inc.:
1LN, term loan:
CME Term SOFR 1 Month Index + 4.500% 10.0225% 5/4/26 (b)(c)(d)	10,618	10,609
CME Term SOFR 3 Month Index + 3.250% 8.7643% 5/4/26 (b)(c)(d)	59,300	58,936
CME Term SOFR 3 Month Index + 3.750% 9.2332% 5/4/26 (b)(c)(d)	27,649	27,575
2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.7643% 5/3/27 (b)(c)(d)	28,250	28,186
Veritas U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4386% 9/1/25 (b)(c)(d)	25,433	21,431
Verscend Holding Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4386% 8/27/25 (b)(c)(d)	15,642	15,619
VFH Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4269% 1/13/29 (b)(c)(d)	22,678	22,494
Virgin Pulse, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 7.250% 12.6886% 4/6/29 (b)(c)(d)	745	744
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.1886% 4/6/28 (b)(c)(d)	19,318	19,291
VM Consolidated, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 3/27/28 (b)(c)(d)	18,390	18,410
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.6741% 2/28/27 (b)(c)(d)	16,284	16,135
Weber-Stephen Products LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.6886% 10/30/27 (b)(c)(d)	8,307	7,245
CME Term SOFR 1 Month Index + 4.250% 9.6741% 10/30/27 (b)(c)(d)	5,708	4,966
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 9/30/26 (b)(c)(d)	26,074	26,046
TOTAL TECHNOLOGY		1,899,824
Telecommunications - 3.6%
Altice Financing SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.3939% 10/31/27 (b)(c)(d)	11,744	10,927
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8939% 8/15/28 (b)(c)(d)	59,681	52,892
Aventiv Technologies LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 10.231% 11/1/24 (b)(c)(d)	35,711	30,243
3 month U.S. LIBOR + 8.250% 13.981% 11/1/25 (b)(c)(d)	30,400	21,269
Cablevision Lightpath LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.699% 11/30/27 (b)(c)(d)	5,238	5,174
Ciena Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8445% 1/18/30 (b)(c)(d)	6,393	6,390
Connect U.S. Finco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8241% 12/12/26 (b)(c)(d)	4,722	4,602
Consolidated Communications, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 10/2/27 (b)(c)(d)	16,633	14,910
Crown Subsea Communications Holding, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6791% 4/27/27 (b)(c)(d)	17,775	17,753
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4291% 4/27/27 (b)(c)(d)	5,998	5,988
Frontier Communications Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1886% 10/8/27 (b)(c)(d)	47,179	45,351
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 14.4901% 6/30/28 (b)(c)(d)	4,982	2,940
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4269% 12/30/27 (b)(c)(d)	6,202	5,333
Northwest Fiber LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.3898% 4/30/27 (b)(c)(d)	30,463	29,944
Patagonia Holdco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.1174% 8/1/29 (b)(c)(d)	22,557	19,456
Radiate Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.6886% 9/25/26 (b)(c)(d)	48,372	39,916
SBA Senior Finance II, LLC Tranche B, term loan CME Term SOFR 1 Month Index + 1.750% 7.18% 4/11/25 (b)(c)(d)	15,663	15,651
Windstream Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.6741% 9/21/27 (b)(c)(d)	25,690	23,688
Zayo Group Holdings, Inc. 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.4386% 3/9/27 (b)(c)(d)	82,130	69,105
CME Term SOFR 1 Month Index + 4.320% 9.6491% 3/9/27 (b)(c)(d)	21,473	18,051
TOTAL TELECOMMUNICATIONS		439,583
Textiles/Apparel - 0.7%
Canada Goose, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 10/7/27 (b)(c)(d)	1,853	1,820
Crocs, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.5325% 2/19/29 (b)(c)(d)	28,655	28,686
Fanatics Commerce Intermediate Holdco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.6886% 11/23/28 (b)(c)(d)	23,112	22,881
Jo-Ann Stores LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.3912% 7/7/28 (b)(c)(d)	14,632	4,243
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.6886% 4/16/28 (b)(c)(d)	16,809	16,459
Victoria's Secret & Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.9027% 8/2/28 (b)(c)(d)	8,944	8,676
TOTAL TEXTILES/APPAREL		82,765
Transportation Ex Air/Rail - 0.0%
ASP LS Acquisition Corp. 2LN, term loan CME Term SOFR 3 Month Index + 7.500% 13.3958% 5/7/29 (b)(c)(d)	2,965	2,387
Utilities - 1.6%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1886% 8/1/25 (b)(c)(d)	54,365	54,271
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 8.1841% 12/15/27 (b)(c)(d)	3,480	3,461
Limetree Bay Terminals LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 10.6517% 2/15/24 (b)(c)(d)	16,649	15,270
Luxembourg Investment Co. 428 SARL Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.5401% 1/3/29 (b)(c)(d)	11,806	8,116
Osmose Utilities Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 6/23/28 (b)(c)(d)	14,284	13,977
PG&E Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 6/23/25 (b)(c)(d)	22,939	22,881
Pike Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.4386% 1/21/28 (b)(c)(d)	15,389	15,340
CME Term SOFR 1 Month Index + 3.500% 8.8241% 1/21/28 (b)(c)(d)	4,455	4,449
Vertiv Group Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1791% 3/2/27 (b)(c)(d)	36,274	36,174
Vistra Operations Co. LLC Tranche B 3LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1886% 12/31/25 (b)(c)(d)	22,523	22,502
TOTAL UTILITIES		196,441
TOTAL BANK LOAN OBLIGATIONS (Cost $10,854,821)		10,451,968

Nonconvertible Bonds - 4.8%
	Principal Amount (a) (000s)	Value ($) (000s)
Aerospace - 0.2%
TransDigm, Inc. 6.25% 3/15/26 (i)	22,000	21,482
Air Transportation - 0.0%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (i)	3,575	3,477
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (i)	1,911	1,857
TOTAL AIR TRANSPORTATION		5,334
Automotive & Auto Parts - 0.8%
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (i)	7,810	7,614
Ford Motor Credit Co. LLC U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 8.2802% 3/6/26 (b)(c)	16,070	16,194
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 11.4932% 10/15/26 (b)(c)(i)	72,950	72,756
TOTAL AUTOMOTIVE & AUTO PARTS		96,564
Broadcasting - 0.4%
DISH Network Corp. 11.75% 11/15/27 (i)	19,930	19,742
Univision Communications, Inc.:
6.625% 6/1/27 (i)	26,085	23,826
8% 8/15/28 (i)	6,375	6,020
TOTAL BROADCASTING		49,588
Building Materials - 0.0%
SRS Distribution, Inc. 4.625% 7/1/28 (i)	660	576
Cable/Satellite TV - 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5% 2/1/28 (i)	8,110	7,282
5.375% 6/1/29 (i)	16,225	14,201
TOTAL CABLE/SATELLITE TV		21,483
Capital Goods - 0.0%
Chart Industries, Inc. 7.5% 1/1/30 (i)	1,670	1,640
Chemicals - 0.1%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (i)	145	131
Olympus Water U.S. Holding Corp. 9.75% 11/15/28 (i)	8,380	8,185
TOTAL CHEMICALS		8,316
Containers - 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (i)	11,245	9,883
Energy - 0.5%
Citgo Petroleum Corp.:
6.375% 6/15/26 (i)	2,115	2,078
7% 6/15/25 (i)	9,610	9,443
8.375% 1/15/29 (i)	7,770	7,695
New Fortress Energy, Inc.:
6.5% 9/30/26 (i)	18,966	16,988
6.75% 9/15/25 (i)	16,640	15,438
Transocean Poseidon Ltd. 6.875% 2/1/27 (i)	4,673	4,579
TOTAL ENERGY		56,221
Gaming - 0.5%
Affinity Gaming LLC 6.875% 12/15/27 (i)	7,315	5,962
Caesars Entertainment, Inc. 7% 2/15/30 (i)	7,670	7,402
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625% 1/15/29 (i)	37,830	31,790
Golden Entertainment, Inc. 7.625% 4/15/26 (i)	5,940	5,940
Ontario Gaming GTA LP 8% 8/1/30 (i)	605	591
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (i)	7,363	7,050
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (i)	1,205	1,149
4.25% 12/1/26 (i)	1,725	1,592
4.625% 12/1/29 (i)	985	852
TOTAL GAMING		62,328
Healthcare - 0.1%
Embecta Corp. 6.75% 2/15/30 (i)	8,365	6,935
Homebuilders/Real Estate - 0.3%
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	27,055	20,890
Uniti Group LP / Uniti Group Finance, Inc. 10.5% 2/15/28 (i)	18,880	18,181
TOTAL HOMEBUILDERS/REAL ESTATE		39,071
Insurance - 0.1%
Alliant Holdings Intermediate LLC 6.75% 4/15/28 (i)	16,655	15,826
Leisure - 0.2%
Carnival Corp. 7.625% 3/1/26 (i)	14,205	13,813
Royal Caribbean Cruises Ltd.:
8.25% 1/15/29 (i)	7,970	8,143
11.625% 8/15/27 (i)	5,355	5,809
TOTAL LEISURE		27,765
Metals/Mining - 0.0%
Arsenal AIC Parent LLC 8% 10/1/30 (i)	680	672
Paper - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28 (i)	3,430	2,793
Restaurants - 0.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5.75% 4/15/25 (i)	660	655
CEC Entertainment LLC 6.75% 5/1/26 (i)	4,045	3,778
TOTAL RESTAURANTS		4,433
Services - 0.3%
Brand Energy & Infrastructure Services, Inc. 10.375% 8/1/30 (i)	4,560	4,526
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (i)	4,675	4,476
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (i)	6,300	5,560
PowerTeam Services LLC 9.033% 12/4/25 (i)	18,825	16,943
TOTAL SERVICES		31,505
Super Retail - 0.1%
EG Global Finance PLC:
6.75% 2/7/25 (i)	11,562	11,439
8.5% 10/30/25 (i)	2,379	2,340
TOTAL SUPER RETAIL		13,779
Technology - 0.1%
Cloud Software Group, Inc. 9% 9/30/29 (i)	8,495	7,234
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (i)	3,905	3,857
TOTAL TECHNOLOGY		11,091
Telecommunications - 0.8%
Altice Financing SA 5.75% 8/15/29 (i)	30,000	23,199
Altice France SA:
5.125% 1/15/29 (i)	8,087	5,582
5.125% 7/15/29 (i)	10,905	7,467
5.5% 1/15/28 (i)	8,480	6,301
5.5% 10/15/29 (i)	8,370	5,758
Consolidated Communications, Inc. 5% 10/1/28 (i)	410	309
Frontier Communications Holdings LLC:
5% 5/1/28 (i)	4,005	3,458
8.75% 5/15/30 (i)	1,560	1,486
Intelsat Jackson Holdings SA 6.5% 3/15/30 (i)	22,343	19,618
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (i)	810	631
6.75% 10/15/27 (i)	8,250	7,443
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (i)	710	634
Windstream Escrow LLC 7.75% 8/15/28 (i)	18,810	14,916
TOTAL TELECOMMUNICATIONS		96,802
Textiles/Apparel - 0.0%
Victoria's Secret & Co. 4.625% 7/15/29 (i)	4,010	2,948
Utilities - 0.0%
Exgen Texas Power LLC 3 month U.S. LIBOR + 6.750% 12.4178% 10/8/26 (b)(c)(e)	5,945	6,004
TOTAL NONCONVERTIBLE BONDS (Cost $634,214)		593,039

Common Stocks - 1.4%
	Shares	Value ($) (000s)
Broadcasting - 0.0%
ION Media Networks, Inc. (e)(j)	2,842	0
Capital Goods - 0.0%
TNT Crane & Rigging LLC (e)(j)	512,868	2,990
TNT Crane & Rigging LLC warrants 10/31/25 (e)(j)	86,957	1
TOTAL CAPITAL GOODS		2,991
Diversified Financial Services - 0.1%
ACNR Holdings, Inc. (e)(j)	115,087	10,224
Carnelian Point Holdings LP warrants (e)(j)	18,944	55
Lime Tree Bay Ltd. (e)(j)	2,899	148
TOTAL DIVERSIFIED FINANCIAL SERVICES		10,427
Energy - 1.0%
California Resources Corp.	635,843	33,439
California Resources Corp. warrants 10/27/24 (j)	48,025	857
Chesapeake Energy Corp. (k)	587,218	50,548
Chesapeake Energy Corp. (j)(l)	4,049	349
Denbury, Inc. (j)	391,783	34,826
EP Energy Corp. (e)(j)	80,740	133
TOTAL ENERGY		120,152
Entertainment/Film - 0.1%
New Cineworld Ltd. (e)	533,906	10,678
Restaurants - 0.1%
CEC Entertainment, Inc. (e)(j)	542,500	8,658
Super Retail - 0.0%
David's Bridal, Inc. rights (e)(j)	4,171	0
Telecommunications - 0.0%
GTT Communications, Inc. (e)	118,360	3,370
Utilities - 0.1%
TexGen Power LLC (e)(j)	524,336	20,659
TOTAL COMMON STOCKS (Cost $110,942)		176,935

Nonconvertible Preferred Stocks - 0.3%
	Shares	Value ($) (000s)
Diversified Financial Services - 0.3%
ACNR Holdings, Inc. (e)(j) (Cost $8,235)	65,882	35,438

Preferred Securities - 0.8%
	Principal Amount (a) (000s)	Value ($) (000s)
Banks & Thrifts - 0.5%
Bank of America Corp.:
CME Term SOFR 3 Month Index + 3.390% 8.8062% (b)(c)(m)	6,970	7,077
6.25% (b)(m)	24,265	24,086
JPMorgan Chase & Co.:
CME Term SOFR 3 Month Index + 3.560% 8.9335% (b)(c)(m)	7,500	7,682
6.1% (b)(m)	7,795	7,728
6.75% (b)(m)	11,615	11,802
TOTAL BANKS & THRIFTS		58,375
Energy - 0.3%
Energy Transfer LP 3 month U.S. LIBOR + 4.020% 9.6542% (b)(c)(m)	41,855	40,317
TOTAL PREFERRED SECURITIES (Cost $97,115)		98,692

Other - 0.8%
	Shares	Value ($) (000s)
Other - 0.8%
Fidelity Private Credit Central Fund LLC (l)(p) (Cost $93,115)	9,357,089	94,881

Money Market Funds - 10.9%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (n)	1,286,195,628	1,286,453
Fidelity Securities Lending Cash Central Fund 5.40% (n)(o)	51,374,863	51,380
TOTAL MONEY MARKET FUNDS (Cost $1,337,808)		1,337,833

TOTAL INVESTMENT IN SECURITIES - 103.9% (Cost $13,136,250)	12,788,786
NET OTHER ASSETS (LIABILITIES) - (3.9)%	(480,243)
NET ASSETS - 100.0%	12,308,543

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(e)	Level 3 security
(f)	Non-income producing - Security is in default.
(g)	The coupon rate will be determined upon settlement of the loan after period end.
(h)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $1,805,000 and $1,801,000, respectively.

(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $549,951,000 or 4.5% of net assets.

(j)	Non-income producing
(k)	Security or a portion of the security is on loan at period end.
(l)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $95,230,000 or 0.8% of net assets.

(m)	Security is perpetual in nature with no stated maturity date.
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(o)	Investment made with cash collateral received from securities on loan.
(p)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Chesapeake Energy Corp.	2/10/21	38

Fidelity Private Credit Central Fund LLC	5/01/22 - 10/27/23	93,115

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	817,241	2,917,898	2,448,686	30,679	-	-	1,286,453	2.8%
Fidelity Private Credit Central Fund LLC	42,412	58,822	8,600	9,351	-	2,247	94,881	14.2%
Fidelity Securities Lending Cash Central Fund 5.40%	-	294,888	243,508	26	-	-	51,380	0.2%
Total	859,653	3,271,608	2,700,794	40,056	-	2,247	1,432,714

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	10,678	-	-	10,678
Consumer Discretionary	8,658	-	-	8,658
Energy	120,152	120,019	-	133
Financials	45,865	-	-	45,865
Industrials	2,991	-	-	2,991
Information Technology	3,370	-	-	3,370
Utilities	20,659	-	-	20,659

Bank Loan Obligations	10,451,968	-	10,326,844	125,124

Corporate Bonds	593,039	-	587,035	6,004

Preferred Securities	98,692	-	98,692	-

Other	94,881	-	94,881	-

Money Market Funds	1,337,833	1,337,833	-	-
Total Investments in Securities:	12,788,786	1,457,852	11,107,452	223,482

Net Unrealized Appreciation on Unfunded Commitments	87	-	87	-
Total	87	-	87	-

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$324,271
Net Realized Gain (Loss) on Investment Securities	152
Net Unrealized Gain (Loss) on Investment Securities	1,417
Cost of Purchases	44,462
Proceeds of Sales	(37,809)
Amortization/Accretion	428
Transfers into Level 3	19,174
Transfers out of Level 3	(226,971)
Ending Balance	$125,124
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2023	$1,050
Other Investments in Securities
Beginning Balance	$88,093
Net Realized Gain (Loss) on Investment Securities	(69)
Net Unrealized Gain (Loss) on Investment Securities	(23,637)
Cost of Purchases	37,395
Proceeds of Sales	(3,424)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$98,358
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2023	$(24,061)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's  Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $50,546) - See accompanying schedule:
Unaffiliated issuers (cost $11,705,327)	$11,356,072
Fidelity Central Funds (cost $1,430,923)	1,432,714

Total Investment in Securities (cost $13,136,250)		$12,788,786
Cash		16,651
Receivable for investments sold		61,841
Unrealized appreciation on unfunded commitments		87
Receivable for fund shares sold		58,479
Interest receivable		58,685
Distributions receivable from Fidelity Central Funds		4,844
Prepaid expenses		15
Other receivables		217
Total assets		12,989,605
Liabilities
Payable for investments purchased	$577,973
Payable for fund shares redeemed	28,264
Distributions payable	16,341
Accrued management fee	5,411
Distribution and service plan fees payable	233
Other affiliated payables	1,134
Other payables and accrued expenses	326
Collateral on securities loaned	51,380
Total Liabilities		681,062
Commitments and contingent liabilities (see Commitments note)
Net Assets		$12,308,543
Net Assets consist of:
Paid in capital		$13,745,977
Total accumulated earnings (loss)		(1,437,434)
Net Assets		$12,308,543

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($601,482 ÷ 65,568 shares)(a)		$9.17
Maximum offering price per share (100/97.25 of $9.17)		$9.43
Class M :
Net Asset Value and redemption price per share ($86,390 ÷ 9,430 shares)(a)		$9.16
Maximum offering price per share (100/97.25 of $9.16)		$9.42
Class C :
Net Asset Value and offering price per share ($109,760 ÷ 11,967 shares)(a)		$9.17
Fidelity Floating Rate High Income Fund :
Net Asset Value, offering price and redemption price per share ($7,026,215 ÷ 766,932 shares)		$9.16
Class I :
Net Asset Value, offering price and redemption price per share ($1,971,623 ÷ 215,394 shares)		$9.15
Class Z :
Net Asset Value, offering price and redemption price per share ($2,513,073 ÷ 274,408 shares)		$9.16
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
Amounts in thousands		Year ended October 31, 2023
Investment Income
Dividends		$9,742
Interest		993,590
Income from Fidelity Central Funds (including $26 from security lending)		40,056
Total Income		1,043,388
Expenses
Management fee	$63,974
Transfer agent fees	11,909
Distribution and service plan fees	2,758
Accounting fees	1,571
Custodian fees and expenses	107
Independent trustees' fees and expenses	67
Registration fees	365
Audit	97
Legal	14
Miscellaneous	58
Total expenses before reductions	80,920
Expense reductions	(673)
Total expenses after reductions		80,247
Net Investment income (loss)		963,141
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(56,353)
Total net realized gain (loss)		(56,353)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	301,277
Affiliated issuers	2,247
Unfunded commitments	87
Total change in net unrealized appreciation (depreciation)		303,611
Net gain (loss)		247,258
Net increase (decrease) in net assets resulting from operations		$1,210,399
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$963,141	$531,439
Net realized gain (loss)	(56,353)	(66,166)
Change in net unrealized appreciation (depreciation)	303,611	(722,663)
Net increase (decrease) in net assets resulting from operations	1,210,399	(257,390)
Distributions to shareholders	(961,832)	(524,936)

Share transactions - net increase (decrease)	31,517	2,079,697
Total increase (decrease) in net assets	280,084	1,297,371

Net Assets
Beginning of period	12,028,459	10,731,088
End of period	$12,308,543	$12,028,459

Financial Highlights
Fidelity Advisor® Floating Rate High Income Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.98	$9.53	$8.98	$9.39	$9.61
Income from Investment Operations
Net investment income (loss) A,B	.727	.370	.298	.362	.461
Net realized and unrealized gain (loss)	.190	(.556)	.525	(.411)	(.216)
Total from investment operations	.917	(.186)	.823	(.049)	.245
Distributions from net investment income	(.727)	(.364)	(.273)	(.361)	(.465)
Total distributions	(.727)	(.364)	(.273)	(.361)	(.465)
Net asset value, end of period	$9.17	$8.98	$9.53	$8.98	$9.39
Total Return C,D	10.55%	(1.96)%	9.24%	(.45)%	2.63%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.97%	.97%	.98%	.98%	.98%
Expenses net of fee waivers, if any	.96%	.97%	.98%	.98%	.98%
Expenses net of all reductions	.96%	.97%	.97%	.98%	.98%
Net investment income (loss)	7.96%	4.00%	3.18%	4.01%	4.86%
Supplemental Data
Net assets, end of period (in millions)	$601	$575	$523	$411	$546
Portfolio turnover rate G	35%	27%	31%	37%	22%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Floating Rate High Income Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.96	$9.51	$8.97	$9.38	$9.59
Income from Investment Operations
Net investment income (loss) A,B	.728	.369	.297	.361	.460
Net realized and unrealized gain (loss)	.200	(.555)	.514	(.411)	(.206)
Total from investment operations	.928	(.186)	.811	(.050)	.254
Distributions from net investment income	(.728)	(.364)	(.271)	(.360)	(.464)
Total distributions	(.728)	(.364)	(.271)	(.360)	(.464)
Net asset value, end of period	$9.16	$8.96	$9.51	$8.97	$9.38
Total Return C,D	10.69%	(1.97)%	9.12%	(.46)%	2.72%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.95%	.97%	.99%	1.00%	.99%
Expenses net of fee waivers, if any	.95%	.96%	.99%	1.00%	.99%
Expenses net of all reductions	.95%	.96%	.99%	.99%	.99%
Net investment income (loss)	7.98%	4.00%	3.16%	4.00%	4.86%
Supplemental Data
Net assets, end of period (in millions)	$86	$87	$65	$58	$84
Portfolio turnover rate G	35%	27%	31%	37%	22%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Floating Rate High Income Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.97	$9.53	$8.98	$9.39	$9.61
Income from Investment Operations
Net investment income (loss) A,B	.659	.300	.228	.295	.392
Net realized and unrealized gain (loss)	.199	(.565)	.524	(.411)	(.218)
Total from investment operations	.858	(.265)	.752	(.116)	.174
Distributions from net investment income	(.658)	(.295)	(.202)	(.294)	(.394)
Total distributions	(.658)	(.295)	(.202)	(.294)	(.394)
Net asset value, end of period	$9.17	$8.97	$9.53	$8.98	$9.39
Total Return C,D	9.84%	(2.81)%	8.42%	(1.19)%	1.86%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.72%	1.72%	1.73%	1.74%	1.73%
Expenses net of fee waivers, if any	1.71%	1.72%	1.73%	1.74%	1.73%
Expenses net of all reductions	1.71%	1.72%	1.73%	1.74%	1.73%
Net investment income (loss)	7.21%	3.24%	2.42%	3.26%	4.11%
Supplemental Data
Net assets, end of period (in millions)	$110	$114	$109	$156	$261
Portfolio turnover rate G	35%	27%	31%	37%	22%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Floating Rate High Income Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.96	$9.52	$8.97	$9.38	$9.60
Income from Investment Operations
Net investment income (loss) A,B	.753	.397	.326	.391	.490
Net realized and unrealized gain (loss)	.200	(.566)	.525	(.413)	(.218)
Total from investment operations	.953	(.169)	.851	(.022)	.272
Distributions from net investment income	(.753)	(.391)	(.301)	(.388)	(.492)
Total distributions	(.753)	(.391)	(.301)	(.388)	(.492)
Net asset value, end of period	$9.16	$8.96	$9.52	$8.97	$9.38
Total Return C	10.99%	(1.79)%	9.58%	(.15)%	2.93%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.67%	.68%	.67%	.68%	.68%
Expenses net of fee waivers, if any	.67%	.68%	.67%	.68%	.68%
Expenses net of all reductions	.67%	.68%	.67%	.68%	.68%
Net investment income (loss)	8.26%	4.29%	3.48%	4.32%	5.16%
Supplemental Data
Net assets, end of period (in millions)	$7,026	$6,461	$6,419	$4,640	$7,130
Portfolio turnover rate F	35%	27%	31%	37%	22%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Floating Rate High Income Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.96	$9.51	$8.96	$9.37	$9.59
Income from Investment Operations
Net investment income (loss) A,B	.750	.391	.321	.388	.486
Net realized and unrealized gain (loss)	.190	(.554)	.525	(.414)	(.218)
Total from investment operations	.940	(.163)	.846	(.026)	.268
Distributions from net investment income	(.750)	(.387)	(.296)	(.384)	(.488)
Total distributions	(.750)	(.387)	(.296)	(.384)	(.488)
Net asset value, end of period	$9.15	$8.96	$9.51	$8.96	$9.37
Total Return C	10.84%	(1.73)%	9.54%	(.20)%	2.88%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.70%	.72%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.70%	.72%	.72%	.72%	.74%
Expenses net of all reductions	.70%	.72%	.72%	.72%	.73%
Net investment income (loss)	8.23%	4.25%	3.43%	4.27%	5.11%
Supplemental Data
Net assets, end of period (in millions)	$1,972	$1,993	$1,167	$681	$1,190
Portfolio turnover rate F	35%	27%	31%	37%	22%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Floating Rate High Income Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.96	$9.51	$8.97	$9.37	$9.59
Income from Investment Operations
Net investment income (loss) A,B	.759	.401	.329	.388	.484
Net realized and unrealized gain (loss)	.198	(.555)	.516	(.396)	(.207)
Total from investment operations	.957	(.154)	.845	(.008)	.277
Distributions from net investment income	(.757)	(.396)	(.305)	(.392)	(.497)
Total distributions	(.757)	(.396)	(.305)	(.392)	(.497)
Net asset value, end of period	$9.16	$8.96	$9.51	$8.97	$9.37
Total Return C,D	11.05%	(1.63)%	9.52%	.01%	2.98%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.62%	.62%	.62%	.63%	.63%
Expenses net of fee waivers, if any	.61%	.62%	.62%	.63%	.62%
Expenses net of all reductions	.61%	.62%	.62%	.63%	.62%
Net investment income (loss)	8.31%	4.35%	3.53%	4.37%	5.22%
Supplemental Data
Net assets, end of period (in millions)	$2,513	$2,798	$2,449	$641	$439
Portfolio turnover rate G	35%	27%	31%	37%	22%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Fund offers Class A, Class M, Class C, Fidelity Floating Rate High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Central Fund LLC.
The Fund invests in Fidelity Private Credit Central Fund LLC (formerly Fidelity Direct Lending Fund, LP), which is a limited liability company available only to certain investment companies managed by the investment adviser and its affiliates. On June 1, 2023, Fidelity Private Credit Central Fund elected to be regulated as a business development company (BDC). Fidelity Private Credit Central Fund LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Central Fund LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Central Fund LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Central Fund LLC and thus a decline in the value of the Fund. Fidelity Private Credit Central Fund LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Central Fund LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Central Fund LLC. Fidelity Private Credit Central Fund LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Central Fund LLC. The annualized expense ratio for Fidelity Private Credit Central Fund LLC for the nine month period ended September 30, 2023 was 9.63%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Central Fund LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$92,354	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.1 - 9.0 / 3.7	Increase
			Capacity multiple ($/kW)	$238.00	Increase
		Market approach	Transaction price	$2.92	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Discount rate	13.5%	Decrease
		Black scholes	Discount rate	5.1% - 5.4% / 5.4%	Increase
			Volatility	32.5% - 42.5% / 32.6%	Increase
			Term	1.3 - 2.0 / 1.3	Increase
Corporate Bonds	$6,004	Discounted cash flow	Yield	11.1%	Decrease
Bank Loan Obligations	$125,124	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.5	Increase
		Indicative market price	Evaluated bid	$70.00 - $97.00 / $94.72	Increase
		Discounted cash flow	Yield	9.4% - 16.2% / 12.9%	Decrease

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Floating Rate High Income Fund	$217

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$211,314
Gross unrealized depreciation	(525,653)
Net unrealized appreciation (depreciation)	$(314,339)
Tax Cost	$13,103,212

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,118,660)
Net unrealized appreciation (depreciation) on securities and other investments	$(314,339)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(63,873)
Long-term	(1,054,787)
Total Capital loss carryforward	$(1,118,660)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$961,832	$524,936

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Advisor Floating Rate High Income Fund	Fidelity Private Credit Central Fund LLC	$19,426	$-
Fidelity Advisor Floating Rate High Income Fund	WH Borrower LLC	$9,520	$87

LIBOR Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Floating Rate High Income Fund	3,901,613	3,882,401

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,413	$92
Class M	- %	.25%	221	2
Class C	.75%	.25%	1,124	211
			$2,758	$305

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$44
Class M	4
Class C A	4
$52

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 840.15
Class M	119.13
Class C	168.15
Fidelity Floating Rate High Income Fund	6,828.11
Class I	2,649.14
Class Z	1,305.05
	$11,909

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1483%
Class M	0.1367%
Class C	0.1492%
Fidelity Floating Rate High Income Fund	0.1064%
Class I	0.1372%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Floating Rate High Income Fund	.01

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Floating Rate High Income Fund	0.0137%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Advisor Floating Rate High Income Fund	$-A

A In the amount of less than five-hundred dollars.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Floating Rate High Income Fund	$21

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Floating Rate High Income Fund	$3	$-	$-

9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Central Fund LLC until February 28, 2025. During the period, this waiver reduced the Fund's management fee by $192.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $105.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $376.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Advisor Floating Rate High Income Fund
Distributions to shareholders
Class A	$44,976	$22,865
Class M	7,043	3,069
Class C	8,076	3,751
Fidelity Floating Rate High Income Fund	526,804	297,596
Class I	158,730	73,070
Class Z	216,203	124,585
Total	$961,832	$524,936

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Advisor Floating Rate High Income Fund
Class A
Shares sold	20,522	24,973	$187,909	$233,302
Reinvestment of distributions	4,454	2,269	40,696	20,808
Shares redeemed	(23,477)	(18,077)	(214,086)	(166,482)
Net increase (decrease)	1,499	9,165	$14,519	$87,628
Class M
Shares sold	2,976	4,348	$27,078	$40,355
Reinvestment of distributions	755	328	6,886	3,001
Shares redeemed	(4,009)	(1,775)	(36,464)	(16,397)
Net increase (decrease)	(278)	2,901	$(2,500)	$26,959
Class C
Shares sold	4,587	6,502	$41,782	$60,564
Reinvestment of distributions	823	381	7,523	3,493
Shares redeemed	(6,105)	(5,635)	(55,688)	(51,828)
Net increase (decrease)	(695)	1,248	$(6,383)	$12,229
Fidelity Floating Rate High Income Fund
Shares sold	282,875	372,901	$2,586,129	$3,487,680
Reinvestment of distributions	48,217	27,676	440,050	253,809
Shares redeemed	(284,925)	(354,339)	(2,593,072)	(3,260,200)
Net increase (decrease)	46,167	46,238	$433,107	$481,289
Class I
Shares sold	113,232	221,155	$1,032,650	$2,044,293
Reinvestment of distributions	13,504	6,854	123,082	62,584
Shares redeemed	(133,919)	(128,170)	(1,218,642)	(1,166,911)
Net increase (decrease)	(7,183)	99,839	$(62,910)	$939,966
Class Z
Shares sold	66,053	152,120	$601,643	$1,420,399
Reinvestment of distributions	18,534	10,907	169,022	99,897
Shares redeemed	(122,461)	(108,199)	(1,114,981)	(988,670)
Net increase (decrease)	(37,874)	54,828	$(344,316)	$531,626

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity Advisor® Floating Rate High Income Fund
Class A	.95%
Actual		$ 1,000	$ 1,047.50	$ 4.90
Hypothetical-B		$ 1,000	$ 1,020.42	$ 4.84
Class M	.94%
Actual		$ 1,000	$ 1,047.60	$ 4.85
Hypothetical-B		$ 1,000	$ 1,020.47	$ 4.79
Class C	1.69%
Actual		$ 1,000	$ 1,043.60	$ 8.71
Hypothetical-B		$ 1,000	$ 1,016.69	$ 8.59
Fidelity® Floating Rate High Income Fund	.66%
Actual		$ 1,000	$ 1,049.00	$ 3.41
Hypothetical-B		$ 1,000	$ 1,021.88	$ 3.36
Class I	.69%
Actual		$ 1,000	$ 1,048.90	$ 3.56
Hypothetical-B		$ 1,000	$ 1,021.73	$ 3.52
Class Z	.60%
Actual		$ 1,000	$ 1,049.30	$ 3.10
Hypothetical-B		$ 1,000	$ 1,022.18	$ 3.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.14% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $545,389,631 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $916,317,681 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Floating Rate High Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and equal to the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.750077.123
AFR-ANN-1223
Fidelity Advisor® High Income Advantage Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	0.96%	3.84%	4.51%
Class M (incl. 4.00% sales charge)	0.96%	3.84%	4.52%
Class C (incl. contingent deferred sales charge)	3.31%	3.88%	4.31%
Class I	5.35%	4.94%	5.19%
Class Z	5.45%	5.04%	5.24%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A, a class of the fund, on October 31, 2013, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 5.81% for the 12 months ending October 31, 2023, according to the ICE BofA® US High Yield Constrained Index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets through July. After returning -11.21% in 2022, the index sharply reversed course to begin the new year and made a fairly steady advance through August, gaining 7.24% year to date. High yield rose alongside U.S. large-cap stocks, which spearheaded a broad equity rally, driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors. Monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of 25 basis points, followed by the decision to hold rates in September at a 22-year high so the Fed can observe the pause's effect on inflation and the economy. The high-yield index sputtered the past three months (-2.18%), held back by volatility among U.S. Treasuries, as the market braced for increased supply and the Fed keeping rates higher for longer than expected. By industry for the full 12 months, leisure (+11%), retail, financial services and basic industry (+8% each) led, while energy rose about 7%. Conversely, media (-1%) lagged most.
Comments from Co-Managers Mark Notkin and Brian Chang:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 4% to 5%, versus 5.81% for the benchmark, the ICE BofA® US High Yield Constrained Index. The fund's core investment in high-yield bonds rose 5.54% and detracted from performance versus the benchmark. Another noteworthy detractor was the fund's modest exposure to convertible bonds (-62%). Conversely, the fund's position in stocks gained 12.26%, higher than the high-yield benchmark and therefore helping relative performance. Our allocation to floating-rate leveraged bank loans gained 12.41% and also helped. By industry, the biggest detractors from performance versus the benchmark were security selection in energy, basic industry and financial services. The fund's non-benchmark stake in Mesquite Energy returned roughly -50% and was the biggest individual relative detractor. A second notable relative detractor was an underweight in Carvana (+50%). In contrast, the biggest contributors to performance versus the benchmark were security selection in technology & electronics, media, and banking. The fund's non-benchmark stake in Meta Platforms gained approximately 150% and was the top individual relative contributor. This was a stake we established the past year. A second notable relative contributor this period was avoiding CommScope, a benchmark component that returned -28%. Notable changes in positioning include increased exposure to the technology & electronics industry and a lower allocation to telecommunications.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
TransDigm, Inc.	3.2
JPMorgan Chase & Co.	2.1
CCO Holdings LLC/CCO Holdings Capital Corp.	2.0
Citigroup, Inc.	1.8
Tenet Healthcare Corp.	1.5
Bank of America Corp.	1.4
Energy Transfer LP	1.3
Caesars Entertainment, Inc.	1.1
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	1.0
Ally Financial, Inc.	1.0
16.4

Market Sectors (% of Fund's net assets)

Energy	11.3
Banks & Thrifts	10.9
Technology	10.8
Services	5.1
Healthcare	4.8

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Corporate Bonds - 60.6%
	Principal Amount (a) (000s)	Value ($) (000s)
Convertible Bonds - 0.4%
Broadcasting - 0.2%
DISH Network Corp. 3.375% 8/15/26	7,730	3,962
Diversified Financial Services - 0.2%
New Cotai LLC 5% 2/24/27 (b)	1,789	2,749
TOTAL CONVERTIBLE BONDS		6,711
Nonconvertible Bonds - 60.2%
Aerospace - 4.0%
ATI, Inc.:
4.875% 10/1/29	845	720
5.125% 10/1/31	750	619
7.25% 8/15/30	975	939
Bombardier, Inc.:
6% 2/15/28 (c)	830	734
7.125% 6/15/26 (c)	1,625	1,564
7.875% 4/15/27 (c)	3,970	3,820
Kaiser Aluminum Corp. 4.625% 3/1/28 (c)	1,575	1,312
Moog, Inc. 4.25% 12/15/27 (c)	480	427
Rolls-Royce PLC 5.75% 10/15/27 (c)	1,440	1,365
TransDigm, Inc.:
4.625% 1/15/29	4,860	4,190
4.875% 5/1/29	15,000	12,996
5.5% 11/15/27	14,675	13,629
6.25% 3/15/26 (c)	6,870	6,708
6.75% 8/15/28 (c)	8,160	7,923
6.875% 12/15/30 (c)	7,770	7,502
7.5% 3/15/27	6,780	6,772
Triumph Group, Inc. 9% 3/15/28 (c)	1,435	1,394
VistaJet Malta Finance PLC / XO Management Holding, Inc. 9.5% 6/1/28 (c)	1,440	1,103
		73,717
Air Transportation - 1.3%
Air Canada 3.875% 8/15/26 (c)	1,240	1,128
Allegiant Travel Co. 7.25% 8/15/27 (c)	1,320	1,195
American Airlines, Inc.:
7.25% 2/15/28 (c)	3,155	2,934
11.75% 7/15/25 (c)	2,105	2,230
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.75% 4/20/29 (c)	4,820	4,348
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (c)	3,145	2,324
Rand Parent LLC 8.5% 2/15/30 (c)	2,390	2,183
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.:
8% 9/20/25 (c)	470	371
8% 9/20/25 (c)	1,044	770
United Airlines, Inc.:
4.375% 4/15/26 (c)	3,965	3,678
4.625% 4/15/29 (c)	3,180	2,686
		23,847
Automotive & Auto Parts - 1.7%
Adient Global Holdings Ltd. 7% 4/15/28 (c)	960	945
Allison Transmission, Inc. 5.875% 6/1/29 (c)	1,265	1,173
Arko Corp. 5.125% 11/15/29 (c)	1,290	1,046
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (c)	1,920	1,872
Dana, Inc.:
4.25% 9/1/30	1,185	938
4.5% 2/15/32	1,305	1,022
Ford Motor Credit Co. LLC:
3.375% 11/13/25	2,500	2,333
6.8% 5/12/28	4,500	4,487
6.95% 6/10/26	1,915	1,920
7.35% 11/4/27	3,800	3,846
LCM Investments Holdings 8.25% 8/1/31 (c)	1,160	1,104
Macquarie AirFinance Holdings 8.125% 3/30/29 (c)	1,475	1,453
McLaren Finance PLC 7.5% 8/1/26 (c)	1,130	966
Nesco Holdings II, Inc. 5.5% 4/15/29 (c)	1,850	1,586
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 11.4932% 10/15/26 (c)(d)(e)	4,255	4,244
Tenneco, Inc. 8% 11/17/28 (c)	2,915	2,339
		31,274
Banks & Thrifts - 1.3%
Ally Financial, Inc.:
8% 11/1/31	3,105	3,015
8% 11/1/31	16,223	15,834
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (c)	4,245	3,692
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (c)	1,240	1,057
		23,598
Broadcasting - 1.0%
DISH Network Corp. 11.75% 11/15/27 (c)	6,645	6,582
Scripps Escrow II, Inc. 3.875% 1/15/29 (c)	360	273
Sirius XM Radio, Inc.:
3.875% 9/1/31 (c)	1,655	1,247
4% 7/15/28 (c)	1,695	1,441
5% 8/1/27 (c)	1,575	1,444
Univision Communications, Inc.:
4.5% 5/1/29 (c)	1,610	1,280
7.375% 6/30/30 (c)	6,430	5,662
		17,929
Building Materials - 0.3%
Advanced Drain Systems, Inc.:
5% 9/30/27 (c)	355	331
6.375% 6/15/30 (c)	890	840
Brundage-Bone Concrete Pumping Holdings, Inc. 6% 2/1/26 (c)	835	790
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (c)	590	468
SRS Distribution, Inc.:
4.625% 7/1/28 (c)	1,540	1,343
6.125% 7/1/29 (c)	650	544
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (c)	1,445	1,308
		5,624
Cable/Satellite TV - 2.7%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	2,275	1,770
4.5% 5/1/32	16,160	12,370
4.75% 3/1/30 (c)	8,310	6,855
4.75% 2/1/32 (c)	3,745	2,923
5% 2/1/28 (c)	3,440	3,089
5.125% 5/1/27 (c)	8,920	8,213
6.375% 9/1/29 (c)	1,765	1,615
CSC Holdings LLC:
5.375% 2/1/28 (c)	3,695	2,942
5.5% 4/15/27 (c)	3,055	2,553
6.5% 2/1/29 (c)	65	51
DISH DBS Corp. 5.75% 12/1/28 (c)	2,170	1,576
VZ Secured Financing BV 5% 1/15/32 (c)	3,855	2,925
Ziggo BV 4.875% 1/15/30 (c)	3,795	3,031
		49,913
Capital Goods - 0.2%
ATS Corp. 4.125% 12/15/28 (c)	1,015	872
Chart Industries, Inc. 7.5% 1/1/30 (c)	2,500	2,455
		3,327
Chemicals - 1.8%
Compass Minerals International, Inc. 6.75% 12/1/27 (c)	3,850	3,627
Ingevity Corp. 3.875% 11/1/28 (c)	1,515	1,230
LSB Industries, Inc. 6.25% 10/15/28 (c)	3,360	2,981
Olin Corp. 5% 2/1/30	1,555	1,343
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (c)	3,370	2,689
7.125% 10/1/27 (c)	1,070	985
9.75% 11/15/28 (c)	4,875	4,761
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (c)	1,035	894
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (c)	1,985	1,761
The Chemours Co. LLC:
4.625% 11/15/29 (c)	575	444
5.375% 5/15/27	4,500	4,065
5.75% 11/15/28 (c)	2,355	1,992
Tronox, Inc. 4.625% 3/15/29 (c)	1,705	1,343
W.R. Grace Holding LLC:
5.625% 8/15/29 (c)	4,675	3,623
7.375% 3/1/31 (c)	950	880
		32,618
Consumer Products - 1.1%
Angi Group LLC 3.875% 8/15/28 (c)	750	562
Foundation Building Materials, Inc. 6% 3/1/29 (c)	735	606
Gannett Holdings LLC 6% 11/1/26 (c)	1,230	1,033
HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 4.75% 1/15/29 (c)	1,240	1,098
PetSmart, Inc. / PetSmart Finance Corp.:
4.75% 2/15/28 (c)	2,260	2,000
7.75% 2/15/29 (c)	2,540	2,338
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (c)	1,080	864
Tempur Sealy International, Inc.:
3.875% 10/15/31 (c)	2,230	1,670
4% 4/15/29 (c)	2,545	2,088
The Scotts Miracle-Gro Co. 4% 4/1/31	1,530	1,138
TKC Holdings, Inc. 6.875% 5/15/28 (c)	5,855	5,065
Windsor Holdings III, LLC 8.5% 6/15/30 (c)	955	930
		19,392
Containers - 0.7%
BWAY Holding Co. 7.875% 8/15/26 (c)	1,895	1,775
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	4,780	4,597
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	1,210	1,144
Graham Packaging Co., Inc. 7.125% 8/15/28 (c)	825	632
Graphic Packaging International, Inc. 3.75% 2/1/30 (c)	1,125	920
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (c)	570	467
LABL, Inc. 5.875% 11/1/28 (c)	2,095	1,773
Sealed Air Corp./Sealed Air Cor 6.125% 2/1/28 (c)	950	904
Trident Holdings, Inc. 12.75% 12/31/28 (c)	950	971
		13,183
Diversified Financial Services - 2.3%
Broadstreet Partners, Inc. 5.875% 4/15/29 (c)	2,115	1,844
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (c)	965	849
Coinbase Global, Inc.:
3.375% 10/1/28 (c)	4,600	3,378
3.625% 10/1/31 (c)	2,715	1,846
Compass Group Diversified Holdings LLC:
5% 1/15/32 (c)	870	684
5.25% 4/15/29 (c)	2,270	1,938
Hightower Holding LLC 6.75% 4/15/29 (c)	785	670
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	3,415	2,630
5.25% 5/15/27	5,030	4,307
6.25% 5/15/26	5,825	5,324
LPL Holdings, Inc. 4% 3/15/29 (c)	2,520	2,167
MSCI, Inc.:
3.25% 8/15/33 (c)	1,245	921
4% 11/15/29 (c)	900	775
OneMain Finance Corp.:
4% 9/15/30	720	527
5.375% 11/15/29	9,325	7,667
6.625% 1/15/28	1,185	1,078
6.875% 3/15/25	775	765
7.125% 3/15/26	4,710	4,574
Williams Scotsman, Inc. 7.375% 10/1/31 (c)	985	969
		42,913
Energy - 8.3%
Altus Midstream LP 5.875% 6/15/30 (c)	1,335	1,225
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29 (c)	1,205	1,094
5.75% 3/1/27 (c)	2,655	2,538
5.75% 1/15/28 (c)	1,705	1,598
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)	1,045	902
Borr IHC Ltd. / Borr Finance Ltd.:
10% 11/15/28 (c)(f)	1,475	1,468
10.375% 11/15/30 (c)(f)	490	486
Callon Petroleum Co. 6.375% 7/1/26	1,080	1,055
Centennial Resource Production LLC 5.875% 7/1/29 (c)	1,165	1,083
CGG SA 8.75% 4/1/27 (c)	1,530	1,350
Chesapeake Energy Corp.:
4.875% (b)(g)	2,950	0
5.75% (b)(g)	1,890	0
5.875% 2/1/29 (c)	2,735	2,575
6.75% 4/15/29 (c)	1,150	1,125
7% (b)(g)	840	0
8% (b)(g)	300	0
8% (b)(g)	480	0
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	1,105	1,086
7% 6/15/25 (c)	3,035	2,982
8.375% 1/15/29 (c)	4,325	4,283
Civitas Resources, Inc. 8.625% 11/1/30 (c)	1,985	2,020
CNX Midstream Partners LP 4.75% 4/15/30 (c)	900	741
CNX Resources Corp.:
6% 1/15/29 (c)	690	633
7.375% 1/15/31 (c)	890	850
Comstock Resources, Inc.:
5.875% 1/15/30 (c)	4,426	3,784
6.75% 3/1/29 (c)	7,095	6,457
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	12,200	11,735
6% 2/1/29 (c)	8,530	8,253
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (c)	665	627
CVR Energy, Inc.:
5.25% 2/15/25 (c)	3,075	3,016
5.75% 2/15/28 (c)	3,170	2,848
DCP Midstream Operating LP 8.125% 8/16/30	130	142
Delek Logistics Partners LP 7.125% 6/1/28 (c)	2,645	2,407
Diamond Foreign Asset Co. / Diamond Finance, LLC 8.5% 10/1/30 (c)	985	960
DT Midstream, Inc.:
4.125% 6/15/29 (c)	1,215	1,045
4.375% 6/15/31 (c)	1,215	1,009
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (c)	1,365	1,309
EnLink Midstream LLC:
5.375% 6/1/29	650	595
6.5% 9/1/30 (c)	2,725	2,616
Hess Midstream Partners LP:
4.25% 2/15/30 (c)	1,345	1,151
5.125% 6/15/28 (c)	1,570	1,450
5.5% 10/15/30 (c)	890	808
5.625% 2/15/26 (c)	2,690	2,605
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (c)	310	290
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (c)	1,060	981
6.375% 4/15/27 (c)	890	862
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (c)	2,400	2,413
Jonah Energy Parent LLC 12% 11/5/25 (b)(h)	1,621	1,664
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (c)	2,300	2,273
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (c)	2,055	1,973
MEG Energy Corp. 7.125% 2/1/27 (c)	1,580	1,591
Mesquite Energy, Inc. 7.25% (b)(c)(g)	6,264	0
Nabors Industries Ltd.:
7.25% 1/15/26 (c)	1,580	1,484
7.5% 1/15/28 (c)	1,360	1,201
New Fortress Energy, Inc.:
6.5% 9/30/26 (c)	3,115	2,790
6.75% 9/15/25 (c)	3,630	3,368
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	1,410	1,376
Noble Finance II LLC 8% 4/15/30 (c)	960	959
Northern Oil & Gas, Inc.:
8.125% 3/1/28 (c)	990	978
8.75% 6/15/31 (c)	1,950	1,940
Occidental Petroleum Corp. 7.2% 3/15/29	545	556
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28	3,845	3,535
7.875% 9/15/30 (c)	1,460	1,415
Seadrill Finance Ltd. 8.375% 8/1/30 (c)	1,925	1,926
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (c)	1,480	1,460
SM Energy Co.:
5.625% 6/1/25	2,480	2,414
6.625% 1/15/27	850	826
6.75% 9/15/26	845	830
Southwestern Energy Co. 5.375% 3/15/30	1,665	1,527
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5% 6/1/31 (c)	1,610	1,334
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,320	1,143
4.5% 4/30/30	1,710	1,461
6% 4/15/27	4,740	4,564
7% 9/15/28 (c)	985	959
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (c)	95	83
6% 3/1/27 (c)	950	869
6% 9/1/31 (c)	1,620	1,363
7.5% 10/1/25 (c)	1,120	1,103
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	1,405	1,239
Teine Energy Ltd. 6.875% 4/15/29 (c)	1,145	1,061
Transocean Titan Finance Ltd. 8.375% 2/1/28 (c)	1,977	1,983
Transocean, Inc.:
7.5% 1/15/26 (c)	480	460
8% 2/1/27 (c)	1,430	1,342
8.75% 2/15/30 (c)	4,475	4,461
11.5% 1/30/27 (c)	1,975	2,055
Valaris Ltd. 8.375% 4/30/30 (c)	975	957
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (c)	1,035	861
4.125% 8/15/31 (c)	1,035	832
6.25% 1/15/30 (c)	3,835	3,618
		154,291
Environmental - 0.8%
Clean Harbors, Inc. 6.375% 2/1/31 (c)	790	751
Covanta Holding Corp.:
4.875% 12/1/29 (c)	4,810	3,752
5% 9/1/30	1,940	1,501
Darling Ingredients, Inc.:
5.25% 4/15/27 (c)	2,655	2,526
6% 6/15/30 (c)	2,040	1,914
GFL Environmental, Inc.:
4% 8/1/28 (c)	1,275	1,097
4.75% 6/15/29 (c)	1,625	1,423
Madison IAQ LLC:
4.125% 6/30/28 (c)	1,535	1,282
5.875% 6/30/29 (c)	1,225	949
		15,195
Food & Drug Retail - 1.1%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	4,630	3,948
4.625% 1/15/27 (c)	4,225	3,960
4.875% 2/15/30 (c)	6,100	5,446
BellRing Brands, Inc. 7% 3/15/30 (c)	2,425	2,355
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)	675	542
Parkland Corp.:
4.5% 10/1/29 (c)	1,145	985
4.625% 5/1/30 (c)	1,735	1,479
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (c)	1,470	1,473
		20,188
Food/Beverage/Tobacco - 1.2%
C&S Group Enterprises LLC 5% 12/15/28 (c)	1,110	859
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (c)	855	739
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (c)	1,185	1,185
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (c)	1,720	1,459
4.375% 1/31/32 (c)	860	712
Performance Food Group, Inc.:
4.25% 8/1/29 (c)	1,160	979
5.5% 10/15/27 (c)	1,353	1,265
Post Holdings, Inc.:
4.5% 9/15/31 (c)	6,170	4,992
4.625% 4/15/30 (c)	2,050	1,717
5.5% 12/15/29 (c)	865	771
5.625% 1/15/28 (c)	3,640	3,383
Simmons Foods, Inc. 4.625% 3/1/29 (c)	1,070	869
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	810	668
U.S. Foods, Inc.:
4.625% 6/1/30 (c)	1,070	914
7.25% 1/15/32 (c)	985	967
United Natural Foods, Inc. 6.75% 10/15/28 (c)	1,055	830
		22,309
Gaming - 2.7%
Affinity Gaming LLC 6.875% 12/15/27 (c)	550	448
Boyd Gaming Corp. 4.75% 6/15/31 (c)	4,225	3,506
Caesars Entertainment, Inc.:
4.625% 10/15/29 (c)	660	542
6.25% 7/1/25 (c)	5,705	5,613
7% 2/15/30 (c)	2,845	2,746
8.125% 7/1/27 (c)	11,605	11,499
CDI Escrow Issuer, Inc. 5.75% 4/1/30 (c)	2,330	2,082
Churchill Downs, Inc. 6.75% 5/1/31 (c)	1,925	1,776
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (c)	4,710	3,958
6.75% 1/15/30 (c)	4,950	3,934
Jacobs Entertainment, Inc. 6.75% 2/15/29 (c)	1,250	1,063
Melco Resorts Finance Ltd. 5.75% 7/21/28 (c)	600	507
MGM Resorts International 4.75% 10/15/28	1,470	1,283
Ontario Gaming GTA LP 8% 8/1/30 (c)	2,005	1,960
Premier Entertainment Sub LLC:
5.625% 9/1/29 (c)	2,410	1,695
5.875% 9/1/31 (c)	370	251
Scientific Games Corp. 7.5% 9/1/31 (c)	970	947
Station Casinos LLC 4.625% 12/1/31 (c)	1,300	1,026
Studio City Finance Ltd. 5% 1/15/29 (c)	725	517
VICI Properties LP / VICI Note Co.:
3.875% 2/15/29 (c)	1,445	1,227
4.25% 12/1/26 (c)	3,015	2,783
4.625% 12/1/29 (c)	1,720	1,488
		50,851
Healthcare - 4.0%
180 Medical, Inc. 3.875% 10/15/29 (c)	910	756
Avantor Funding, Inc. 3.875% 11/1/29 (c)	860	720
Bausch & Lomb Escrow Corp. 8.375% 10/1/28 (c)	1,970	1,957
Bausch Health Companies, Inc.:
5.75% 8/15/27 (c)	2,955	1,537
6.125% 2/1/27 (c)	1,970	1,099
Cano Health, Inc. 6.25% 10/1/28 (c)	565	226
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	1,365	1,152
4% 3/15/31 (c)	1,545	1,261
4.25% 5/1/28 (c)	485	431
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	2,860	1,917
5.25% 5/15/30 (c)	2,625	1,864
6% 1/15/29 (c)	1,085	822
6.125% 4/1/30 (c)	2,910	1,128
8% 3/15/26 (c)	9,530	8,711
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (c)	535	385
4.625% 6/1/30 (c)	4,545	3,562
Encompass Health Corp. 5.75% 9/15/25	400	389
Grifols SA 4.75% 10/15/28 (c)	850	712
HealthEquity, Inc. 4.5% 10/1/29 (c)	895	767
Hologic, Inc. 4.625% 2/1/28 (c)	645	587
IQVIA, Inc. 5% 10/15/26 (c)	1,125	1,072
Jazz Securities DAC 4.375% 1/15/29 (c)	1,635	1,422
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (c)	955	696
Modivcare, Inc. 5.875% 11/15/25 (c)	1,105	1,044
Molina Healthcare, Inc.:
3.875% 11/15/30 (c)	1,360	1,109
3.875% 5/15/32 (c)	1,730	1,359
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (c)	3,525	3,045
5.125% 4/30/31 (c)	2,410	1,882
Owens & Minor, Inc. 4.5% 3/31/29 (c)	1,065	854
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	1,340	955
Tenet Healthcare Corp.:
4.25% 6/1/29	8,360	7,154
4.375% 1/15/30	6,245	5,283
6.125% 6/15/30	4,600	4,258
6.25% 2/1/27	9,945	9,537
6.75% 5/15/31 (c)	990	940
Teva Pharmaceutical Finance Netherlands III BV:
4.75% 5/9/27	865	785
5.125% 5/9/29	865	755
7.875% 9/15/29	960	947
		73,080
Homebuilders/Real Estate - 1.5%
Arcosa, Inc. 4.375% 4/15/29 (c)	1,075	938
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 4/1/30 (c)	1,240	960
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (c)	1,080	821
Century Communities, Inc. 3.875% 8/15/29 (c)	1,245	1,005
Greystar Real Estate Partners 7.75% 9/1/30 (c)	860	845
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	1,445	876
5% 10/15/27	9,710	7,497
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29	1,070	903
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (c)	1,416	1,190
5.75% 1/15/28 (c)	2,100	1,906
5.875% 6/15/27 (c)	1,490	1,397
TopBuild Corp. 3.625% 3/15/29 (c)	755	629
TRI Pointe Homes, Inc. 5.7% 6/15/28	1,965	1,750
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	4,258	3,441
6.5% 2/15/29 (c)	2,070	1,344
10.5% 2/15/28 (c)	1,265	1,218
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (c)	675	580
		27,300
Hotels - 0.3%
Carnival Holdings (Bermuda) Ltd. 10.375% 5/1/28 (c)	2,825	3,012
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29 (c)	725	624
4% 5/1/31 (c)	1,085	899
4.875% 1/15/30	1,180	1,059
		5,594
Insurance - 2.2%
Acrisure LLC / Acrisure Finance, Inc.:
6% 8/1/29 (c)	1,240	1,000
7% 11/15/25 (c)	5,750	5,575
10.125% 8/1/26 (c)	295	297
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	1,470	1,292
5.875% 11/1/29 (c)	1,290	1,071
6.75% 10/15/27 (c)	7,995	7,302
6.75% 4/15/28 (c)	5,690	5,407
AmWINS Group, Inc. 4.875% 6/30/29 (c)	1,205	1,032
AssuredPartners, Inc.:
5.625% 1/15/29 (c)	1,140	967
7% 8/15/25 (c)	10	10
GTCR AP Finance, Inc. 8% 5/15/27 (c)	985	959
HUB International Ltd.:
5.625% 12/1/29 (c)	5,635	4,853
7% 5/1/26 (c)	1,750	1,703
7.25% 6/15/30 (c)	4,770	4,653
MGIC Investment Corp. 5.25% 8/15/28	1,040	956
National Financial Partners Corp.:
4.875% 8/15/28 (c)	1,980	1,734
6.875% 8/15/28 (c)	1,922	1,641
8.5% 10/1/31 (c)	1,135	1,116
		41,568
Leisure - 2.3%
Boyne U.S.A., Inc. 4.75% 5/15/29 (c)	840	731
Carnival Corp.:
4% 8/1/28 (c)	9,210	8,012
7% 8/15/29 (c)	990	971
7.625% 3/1/26 (c)	2,775	2,698
9.875% 8/1/27 (c)	2,250	2,345
NCL Corp. Ltd. 5.875% 2/15/27 (c)	1,770	1,629
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (c)	1,295	1,193
7.25% 1/15/30 (c)	950	937
8.25% 1/15/29 (c)	6,455	6,595
9.25% 1/15/29 (c)	5,340	5,574
11.5% 6/1/25 (c)	1,585	1,677
11.625% 8/15/27 (c)	1,765	1,915
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (c)	1,665	1,450
Vail Resorts, Inc. 6.25% 5/15/25 (c)	850	845
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (c)	625	554
Voc Escrow Ltd. 5% 2/15/28 (c)	5,510	4,950
		42,076
Metals/Mining - 1.3%
Alcoa Nederland Holding BV 4.125% 3/31/29 (c)	1,980	1,724
Alpha Natural Resources, Inc. 9.75% (b)(g)	1,770	0
Arsenal AIC Parent LLC 8% 10/1/30 (c)	1,145	1,131
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (c)	3,200	2,758
4.875% 3/1/31 (c)	1,480	1,221
6.75% 4/15/30 (c)	2,000	1,854
Eldorado Gold Corp. 6.25% 9/1/29 (c)	1,895	1,618
ERO Copper Corp. 6.5% 2/15/30 (c)	1,320	1,120
First Quantum Minerals Ltd.:
6.875% 3/1/26 (c)	2,600	2,281
8.625% 6/1/31 (c)	2,470	2,085
FMG Resources Pty Ltd. 4.375% 4/1/31 (c)	1,145	923
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	905	842
Mineral Resources Ltd.:
8% 11/1/27 (c)	3,895	3,764
8.5% 5/1/30 (c)	660	635
9.25% 10/1/28 (c)	1,745	1,745
		23,701
Paper - 0.6%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (c)	760	619
4% 9/1/29 (c)	1,515	1,136
6% 6/15/27 (c)	890	841
Cascades, Inc.:
5.125% 1/15/26 (c)	790	750
5.375% 1/15/28 (c)	790	714
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (c)	1,060	963
8.75% 4/15/30 (c)	6,750	5,380
Mercer International, Inc. 5.125% 2/1/29	1,920	1,506
		11,909
Publishing/Printing - 0.1%
Clear Channel International BV 6.625% 8/1/25 (c)	2,185	2,136
Restaurants - 0.8%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (c)	1,630	1,455
4% 10/15/30 (c)	5,185	4,247
4.375% 1/15/28 (c)	5,490	4,943
Bloomin Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (c)	715	620
Garden SpinCo Corp. 8.625% 7/20/30 (c)	775	800
Papa John's International, Inc. 3.875% 9/15/29 (c)	765	628
Yum! Brands, Inc. 4.625% 1/31/32	1,530	1,304
		13,997
Services - 3.8%
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)	1,335	1,216
ASGN, Inc. 4.625% 5/15/28 (c)	1,350	1,195
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (c)	1,549	1,267
4.625% 6/1/28 (c)	846	689
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (c)	1,385	1,238
4% 7/1/29 (c)	805	710
Brand Energy & Infrastructure Services, Inc. 10.375% 8/1/30 (c)	7,245	7,191
CoreCivic, Inc. 8.25% 4/15/26	7,790	7,887
Fair Isaac Corp. 4% 6/15/28 (c)	1,530	1,362
Gartner, Inc.:
3.625% 6/15/29 (c)	1,160	980
3.75% 10/1/30 (c)	1,535	1,271
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	1,360	1,302
H&E Equipment Services, Inc. 3.875% 12/15/28 (c)	2,415	2,046
Hertz Corp.:
4.625% 12/1/26 (c)	740	620
5% 12/1/29 (c)	1,435	1,030
5.5% (b)(c)(g)	1,505	53
6% (b)(c)(g)	1,385	81
6.25% (b)(g)	1,605	56
7.125% (b)(c)(g)	1,430	125
Iron Mountain, Inc.:
4.5% 2/15/31 (c)	2,975	2,434
4.875% 9/15/29 (c)	3,800	3,310
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (c)	7,590	6,699
PowerTeam Services LLC 9.033% 12/4/25 (c)	200	180
Service Corp. International 4% 5/15/31	1,610	1,303
Sotheby's 7.375% 10/15/27 (c)	640	572
Sotheby's/Bidfair Holdings, Inc. 5.875% 6/1/29 (c)	2,410	1,922
The GEO Group, Inc.:
9.5% 12/31/28 (c)	1,360	1,309
10.5% 6/30/28	3,459	3,450
TriNet Group, Inc. 3.5% 3/1/29 (c)	1,135	937
Uber Technologies, Inc.:
4.5% 8/15/29 (c)	3,730	3,290
6.25% 1/15/28 (c)	1,225	1,179
7.5% 9/15/27 (c)	4,885	4,897
8% 11/1/26 (c)	7,110	7,160
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	1,285	1,189
		70,150
Steel - 0.0%
Commercial Metals Co. 3.875% 2/15/31	780	632
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (c)	610	517
		1,149
Super Retail - 1.3%
Asbury Automotive Group, Inc.:
4.5% 3/1/28	492	436
4.625% 11/15/29 (c)	6,520	5,515
4.75% 3/1/30	489	415
5% 2/15/32 (c)	1,535	1,245
Bath & Body Works, Inc.:
6.625% 10/1/30 (c)	4,585	4,245
6.75% 7/1/36	1,340	1,156
7.5% 6/15/29	1,135	1,108
Carvana Co.:
9% 12/1/28 pay-in-kind (c)(d)	512	381
9% 6/1/30 pay-in-kind (c)(d)	769	569
9% 6/1/31 pay-in-kind (c)(d)	910	678
EG Global Finance PLC:
6.75% 2/7/25 (c)	882	873
8.5% 10/30/25 (c)	4,767	4,690
LBM Acquisition LLC 6.25% 1/15/29 (c)	2,880	2,275
		23,586
Technology - 4.1%
Acuris Finance U.S. 5% 5/1/28 (c)	6,410	5,048
Block, Inc. 3.5% 6/1/31	1,615	1,246
CA Magnum Holdings 5.375% 10/31/26 (c)	690	601
Camelot Finance SA 4.5% 11/1/26 (c)	1,515	1,400
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (c)	1,440	1,236
4.875% 7/1/29 (c)	1,360	1,147
Cloud Software Group, Inc.:
6.5% 3/31/29 (c)	13,550	11,896
9% 9/30/29 (c)	1,445	1,231
Coherent Corp. 5% 12/15/29 (c)	1,350	1,146
Crowdstrike Holdings, Inc. 3% 2/15/29	1,130	945
Elastic NV 4.125% 7/15/29 (c)	3,785	3,190
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (c)	6,860	5,759
5.25% 12/1/27 (c)	1,495	1,401
ION Trading Technologies Ltd. 5.75% 5/15/28 (c)	1,605	1,332
Iron Mountain Information Management Services, Inc. 5% 7/15/32 (c)	1,295	1,060
MicroStrategy, Inc. 6.125% 6/15/28 (c)	4,490	4,063
NCR Atleos Escrow Corp. 9.5% 4/1/29 (c)	1,480	1,451
NCR Corp.:
5% 10/1/28 (c)	750	648
5.125% 4/15/29 (c)	3,710	3,190
5.25% 10/1/30 (c)	750	621
ON Semiconductor Corp. 3.875% 9/1/28 (c)	5,500	4,725
Open Text Corp. 6.9% 12/1/27 (c)	1,685	1,677
Open Text Holdings, Inc.:
4.125% 2/15/30 (c)	790	655
4.125% 12/1/31 (c)	780	613
PTC, Inc.:
3.625% 2/15/25 (c)	925	892
4% 2/15/28 (c)	915	811
Rackspace Hosting, Inc. 5.375% 12/1/28 (c)	830	243
Roblox Corp. 3.875% 5/1/30 (c)	3,295	2,674
Seagate HDD Cayman:
8.25% 12/15/29 (c)	3,160	3,211
8.5% 7/15/31 (c)	2,045	2,081
Sensata Technologies BV 4% 4/15/29 (c)	1,530	1,301
Synaptics, Inc. 4% 6/15/29 (c)	900	743
TTM Technologies, Inc. 4% 3/1/29 (c)	1,135	931
Twilio, Inc.:
3.625% 3/15/29	6,425	5,342
3.875% 3/15/31	1,340	1,070
Unisys Corp. 6.875% 11/1/27 (c)	830	608
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (c)	1,430	1,171
		77,359
Telecommunications - 3.1%
Altice Financing SA:
5% 1/15/28 (c)	1,580	1,285
5.75% 8/15/29 (c)	4,975	3,847
Altice France SA:
5.125% 7/15/29 (c)	7,670	5,252
5.5% 1/15/28 (c)	2,465	1,832
5.5% 10/15/29 (c)	14,870	10,229
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)	6,730	5,753
Frontier Communications Holdings LLC:
5% 5/1/28 (c)	2,830	2,443
5.875% 10/15/27 (c)	1,375	1,254
Intelsat Jackson Holdings SA 6.5% 3/15/30 (c)	3,610	3,170
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (c)	1,895	1,476
6.75% 10/15/27 (c)	1,453	1,311
Millicom International Cellular SA 4.5% 4/27/31 (c)	235	175
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (c)	850	759
Sable International Finance Ltd. 5.75% 9/7/27 (c)	5,225	4,677
SBA Communications Corp.:
3.125% 2/1/29	1,695	1,401
3.875% 2/15/27	6,375	5,806
Uniti Group, Inc. 6% 1/15/30 (c)	1,120	679
VMED O2 UK Financing I PLC 4.75% 7/15/31 (c)	2,875	2,314
Windstream Escrow LLC 7.75% 8/15/28 (c)	2,345	1,860
Zayo Group Holdings, Inc. 4% 3/1/27 (c)	1,915	1,441
		56,964
Textiles/Apparel - 0.1%
Crocs, Inc.:
4.125% 8/15/31 (c)	825	627
4.25% 3/15/29 (c)	1,110	910
Kontoor Brands, Inc. 4.125% 11/15/29 (c)	760	626
		2,163
Transportation Ex Air/Rail - 0.1%
Seaspan Corp. 5.5% 8/1/29 (c)	1,240	951
XPO, Inc. 6.25% 6/1/28 (c)	960	920
		1,871
Utilities - 2.1%
Clearway Energy Operating LLC:
3.75% 2/15/31 (c)	1,705	1,329
3.75% 1/15/32 (c)	850	644
4.75% 3/15/28 (c)	970	866
NRG Energy, Inc.:
3.375% 2/15/29 (c)	665	541
3.625% 2/15/31 (c)	1,320	996
3.875% 2/15/32 (c)	1,905	1,416
5.75% 1/15/28	2,765	2,588
Pacific Gas & Electric Co.:
3.45% 7/1/25	400	379
3.75% 7/1/28	400	351
3.95% 12/1/47	885	528
4% 12/1/46	2,184	1,321
PG&E Corp.:
5% 7/1/28	10,140	9,186
5.25% 7/1/30	1,150	1,007
Pike Corp. 5.5% 9/1/28 (c)	5,395	4,614
Vistra Operations Co. LLC:
4.375% 5/1/29 (c)	3,105	2,637
5% 7/31/27 (c)	3,565	3,261
5.5% 9/1/26 (c)	1,822	1,733
5.625% 2/15/27 (c)	4,435	4,173
7.75% 10/15/31 (c)	1,965	1,897
		39,467
TOTAL NONCONVERTIBLE BONDS		1,114,239
TOTAL CORPORATE BONDS (Cost $1,254,045)		1,120,950

Common Stocks - 12.2%
	Shares	Value ($) (000s)
Aerospace - 0.1%
TransDigm Group, Inc. (i)	2,100	1,739
Air Transportation - 0.0%
Air Canada (i)	3,800	46
Delta Air Lines, Inc.	23,450	733
TOTAL AIR TRANSPORTATION		779
Automotive & Auto Parts - 0.0%
UC Holdings, Inc. (b)(i)	29,835	51
Banks & Thrifts - 0.0%
Mr. Cooper Group, Inc. (i)	1,504	85
Broadcasting - 0.1%
Nexstar Broadcasting Group, Inc. Class A	8,363	1,171
Building Materials - 0.4%
Builders FirstSource, Inc. (i)	14,100	1,530
Carlisle Companies, Inc.	5,600	1,423
Carrier Global Corp.	50,300	2,397
WESCO International, Inc.	12,467	1,598
TOTAL BUILDING MATERIALS		6,948
Capital Goods - 0.3%
Deere & Co.	2,400	877
Parker Hannifin Corp.	5,400	1,992
Regal Rexnord Corp.	22,600	2,676
TOTAL CAPITAL GOODS		5,545
Chemicals - 0.3%
Olin Corp.	55,900	2,388
The Chemours Co. LLC	71,500	1,724
Westlake Corp.	8,200	946
TOTAL CHEMICALS		5,058
Consumer Products - 0.1%
Tapestry, Inc.	47,300	1,304
Tempur Sealy International, Inc.	20,511	819
TOTAL CONSUMER PRODUCTS		2,123
Containers - 0.2%
Graphic Packaging Holding Co.	159,900	3,439
Diversified Financial Services - 0.6%
Apollo Global Management, Inc.	45,100	3,493
Carnelian Point Holdings LP warrants (b)(i)	118	0
MasterCard, Inc. Class A	10,600	3,989
OneMain Holdings, Inc.	102,000	3,665
TOTAL DIVERSIFIED FINANCIAL SERVICES		11,147
Energy - 1.7%
Antero Resources Corp. (i)	47,902	1,410
California Resources Corp.	171,351	9,011
California Resources Corp. warrants 10/27/24 (i)	8,300	148
Cheniere Energy, Inc.	33,200	5,525
Chesapeake Energy Corp. (j)	45,388	3,907
Chesapeake Energy Corp. (h)(i)	3,530	304
Diamond Offshore Drilling, Inc. (i)	16,382	203
EP Energy Corp. (b)(i)	147,125	243
Forbes Energy Services Ltd. (b)(i)	65,062	0
Halliburton Co.	33,000	1,298
Mesquite Energy, Inc. (b)(i)	90,382	7,175
Noble Corp. PLC	1,410	66
PureWest Energy (b)(i)	3,289	6
PureWest Energy rights (b)(i)	1,983	0
SolarEdge Technologies, Inc. (i)	7,400	562
Superior Energy Services, Inc. Class A (b)(i)	17,671	1,338
Tidewater, Inc. warrants 11/14/42 (i)	12,651	951
TOTAL ENERGY		32,147
Entertainment/Film - 0.0%
New Cotai LLC/New Cotai Capital Corp. (b)(h)(i)	1,458,195	831
Food & Drug Retail - 0.4%
Northeast Grocery, Inc. (b)(h)(i)	339,746	1,610
Southeastern Grocers, Inc. (b)(h)(i)	250,623	6,699
TOTAL FOOD & DRUG RETAIL		8,309
Food/Beverage/Tobacco - 0.1%
JBS SA	684,100	2,718
Gaming - 0.3%
Boyd Gaming Corp.	74,300	4,105
Caesars Entertainment, Inc. (i)	21,500	858
Studio City International Holdings Ltd.:
ADR (c)(i)	32,338	162
(NYSE) ADR (i)	35,600	178
TOTAL GAMING		5,303
Healthcare - 0.5%
Charles River Laboratories International, Inc. (i)	5,000	842
Humana, Inc.	3,400	1,781
IQVIA Holdings, Inc. (i)	16,600	3,002
Tenet Healthcare Corp. (i)	15,300	822
UnitedHealth Group, Inc.	6,400	3,428
TOTAL HEALTHCARE		9,875
Homebuilders/Real Estate - 0.5%
Arthur J. Gallagher & Co.	18,100	4,262
TopBuild Corp. (i)	7,000	1,601
Willscot Mobile Mini Holdings (i)	72,600	2,861
TOTAL HOMEBUILDERS/REAL ESTATE		8,724
Metals/Mining - 0.0%
First Quantum Minerals Ltd.	44,840	520
Warrior Metropolitan Coal, Inc.	692	34
TOTAL METALS/MINING		554
Restaurants - 0.1%
Domino's Pizza, Inc.	4,900	1,661
Services - 0.5%
Airbnb, Inc. Class A (i)	11,900	1,408
ASGN, Inc. (i)	10,394	867
Visa, Inc. Class A	28,500	6,700
TOTAL SERVICES		8,975
Super Retail - 0.6%
Amazon.com, Inc. (i)	14,400	1,916
Arena Brands Holding Corp. Class B (b)(h)(i)	42,253	511
Booking Holdings, Inc. (i)	800	2,232
Dick's Sporting Goods, Inc.	22,100	2,364
Lowe's Companies, Inc.	8,600	1,639
Williams-Sonoma, Inc.	11,300	1,698
TOTAL SUPER RETAIL		10,360
Technology - 4.6%
Accenture PLC Class A	6,100	1,812
Adobe, Inc. (i)	9,200	4,895
Alphabet, Inc. Class A (i)	44,300	5,497
AMETEK, Inc.	12,700	1,788
Arista Networks, Inc. (i)	15,600	3,126
ASML Holding NV (depository receipt)	3,400	2,036
CDW Corp.	8,800	1,764
Dynatrace, Inc. (i)	54,100	2,419
Eaton Corp. PLC	9,300	1,934
Fiserv, Inc. (i)	39,500	4,493
Gen Digital, Inc.	98,300	1,638
Global Payments, Inc.	12,900	1,370
Marvell Technology, Inc.	45,200	2,134
Meta Platforms, Inc. Class A (i)	34,400	10,364
Microchip Technology, Inc.	50,500	3,600
Microsoft Corp.	20,600	6,965
nVent Electric PLC	17,500	842
NVIDIA Corp.	21,800	8,890
NXP Semiconductors NV	7,900	1,362
ON Semiconductor Corp. (i)	83,960	5,259
Oracle Corp.	33,200	3,433
Salesforce, Inc. (i)	13,000	2,611
Splunk, Inc. (i)	18,300	2,693
Synopsys, Inc. (i)	5,100	2,394
Vertiv Holdings Co.	45,300	1,779
TOTAL TECHNOLOGY		85,098
Telecommunications - 0.1%
GTT Communications, Inc. (b)	11,856	338
Palo Alto Networks, Inc. (i)	8,800	2,139
TOTAL TELECOMMUNICATIONS		2,477
Textiles/Apparel - 0.1%
LVMH Moet Hennessy Louis Vuitton SE	1,900	1,360
Utilities - 0.6%
Constellation Energy Corp.	29,600	3,342
PG&E Corp. (i)	307,379	5,010
Vistra Corp.	61,900	2,025
TOTAL UTILITIES		10,377
TOTAL COMMON STOCKS (Cost $191,447)		226,854

Bank Loan Obligations - 8.0%
	Principal Amount (a) (000s)	Value ($) (000s)
Air Transportation - 0.2%
Air Canada Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 9.1284% 8/11/28 (d)(e)(k)	1,225	1,222
SkyMiles IP Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1658% 10/20/27 (d)(e)(k)	372	381
United Airlines, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.1894% 4/21/28 (d)(e)(k)	2,716	2,706
TOTAL AIR TRANSPORTATION		4,309
Automotive & Auto Parts - 0.1%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0741% 4/20/30 (d)(e)(k)	430	429
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.8943% 12/17/28 (d)(e)(k)	1,012	762
TOTAL AUTOMOTIVE & AUTO PARTS		1,191
Banks & Thrifts - 0.1%
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9386% 7/25/30 (d)(e)(k)	1,209	1,204
Broadcasting - 0.1%
Diamond Sports Group LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4146% 8/24/26 (d)(e)(k)	894	336
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.6401% 6/24/29 (d)(e)(k)	114	113
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 1/31/29 (d)(e)(k)	990	972
TOTAL BROADCASTING		1,421
Building Materials - 0.3%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.9017% 5/17/28 (d)(e)(k)	3,133	2,480
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8911% 2/25/29 (d)(e)(k)	3,303	3,115
SRS Distribution, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 6/4/28 (d)(e)(k)	846	824
TOTAL BUILDING MATERIALS		6,419
Capital Goods - 0.0%
Chart Industries, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6646% 3/17/30 (d)(e)(k)	274	273
Chemicals - 0.5%
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.7651% 10/4/29 (d)(e)(k)	6,154	5,704
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.4017% 11/9/28 (d)(e)(k)	511	497
W.R. Grace Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.4017% 9/22/28 (d)(e)(k)	2,358	2,309
TOTAL CHEMICALS		8,510
Consumer Products - 0.2%
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.4017% 12/22/26 (d)(e)(k)	2,502	2,447
The Golub Corp. 2LN, term loan 3 month U.S. LIBOR + 13.500% 18.9347% 5/8/26 (b)(d)(e)(k)	1,984	1,962
TOTAL CONSUMER PRODUCTS		4,409
Containers - 0.0%
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 4.750% 10.476% 2/9/26 (d)(e)(k)	185	174
Energy - 0.0%
Forbes Energy Services LLC Tranche B, term loan 0% (b)(g)(k)	610	0
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(e)(g)(k)	1,671	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(e)(g)(k)	721	0
Natgasoline LLC Tranche B, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 11/14/25 (d)(e)(k)	319	317
TOTAL ENERGY		317
Environmental - 0.0%
Covanta Holding Corp.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8241% 11/30/28 (d)(e)(k)	312	307
Tranche C 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8241% 11/30/28 (d)(e)(k)	24	23
Madison IAQ LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7031% 6/21/28 (d)(e)(k)	401	386
TOTAL ENVIRONMENTAL		716
Food/Beverage/Tobacco - 0.0%
Bengal Debt Merger Sub LLC 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.7401% 1/24/29 (d)(e)(k)	326	299
Gaming - 0.5%
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3241% 1/27/29 (d)(e)(k)	7,372	7,200
Ontario Gaming GTA LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6401% 8/1/30 (d)(e)(k)	990	989
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.5345% 4/14/29 (d)(e)(k)	346	344
TOTAL GAMING		8,533
Healthcare - 0.3%
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4901% 10/1/27 (d)(e)(k)	2,265	2,161
Jazz Financing Lux SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9386% 5/5/28 (d)(e)(k)	819	819
Mozart Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 10/23/28 (d)(e)(k)	160	158
Organon & Co. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.4505% 6/2/28 (d)(e)(k)	1,962	1,956
Phoenix Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 11/15/28 (d)(e)(k)	970	958
PRA Health Sciences, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.9017% 7/3/28 (d)(e)(k)	202	202
TOTAL HEALTHCARE		6,254
Homebuilders/Real Estate - 0.2%
Breakwater Energy Partners LLC Tranche B 1LN, term loan 11.25% 9/1/26 (b)(d)(e)(k)	3,096	2,992
Hotels - 0.5%
Carnival Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 10/18/28 (d)(e)(k)	8,985	8,809
Insurance - 0.7%
Acrisure LLC:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9386% 2/15/27 (d)(e)(k)	2,947	2,866
CME Term SOFR 1 Month Index + 4.250% 9.6886% 2/15/27 (d)(e)(k)	201	200
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 10/19/30 (e)(k)(l)	510	504
Alliant Holdings Intermediate LLC:
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.9386% 11/5/27 (d)(e)(k)	1,766	1,759
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8347% 11/6/27 (d)(e)(k)	989	985
HUB International Ltd. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.250% 9.6619% 7/1/30 (d)(e)(k)	5,564	5,560
CME Term SOFR 3 Month Index + 4.000% 9.3653% 11/10/29 (d)(e)(k)	149	149
TOTAL INSURANCE		12,023
Leisure - 0.0%
Carnival Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.336% 8/8/27 (d)(e)(k)	339	333
Topgolf Callaway Brands Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 3/9/30 (d)(e)(k)	473	470
TOTAL LEISURE		803
Metals/Mining - 0.0%
Arsenal AIC Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8792% 8/18/30 (d)(e)(k)	265	264
Paper - 0.5%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.5991% 4/13/29 (d)(e)(k)	9,407	9,087
Services - 0.8%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 11.4269% 12/20/29 (d)(e)(k)	66	66
Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 12/21/28 (d)(e)(k)	765	763
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4241% 12/21/28 (d)(e)(k)	2,006	2,001
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 12/21/28 (e)(k)(m)	384	383
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1741% 12/10/29 (d)(e)(k)	2,170	1,825
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9241% 12/10/28 (d)(e)(k)	2,895	2,687
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8719% 8/1/30 (d)(e)(k)	975	938
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.5067% 4/11/29 (d)(e)(k)	2,478	2,160
PowerTeam Services LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8901% 3/6/25 (d)(e)(k)	1,980	1,785
Sabert Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9386% 12/10/26 (d)(e)(k)	762	759
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9.6639% 3/4/28 (d)(e)(k)	2,644	2,254
TOTAL SERVICES		15,621
Specialty Retailing - 0.0%
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.350% 13.6887% 6/30/27 (d)(e)(k)	113	106
Super Retail - 0.6%
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1741% 12/18/27 (d)(e)(k)	11,739	11,152
Technology - 2.1%
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5401% 2/16/28 (d)(e)(k)	142	140
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5769% 2/15/29 (d)(e)(k)	4,284	4,144
Camelot Finance SA Tranche B, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 10/31/26 (d)(e)(k)	135	134
DG Investment Intermediate Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1998% 3/31/28 (d)(e)(k)	254	246
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.7401% 8/19/28 (d)(e)(k)	1,570	1,552
Icon Luxembourg Sarl Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.9017% 7/3/28 (d)(e)(k)	811	811
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1646% 3/1/29 (d)(e)(k)	5,097	4,865
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5741% 5/3/28 (d)(e)(k)	2,878	2,747
Peraton Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1741% 2/1/28 (d)(e)(k)	1,737	1,702
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4386% 6/2/28 (d)(e)(k)	892	841
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0749% 10/19/30 (d)(e)(k)	1,975	1,914
Proofpoint, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6886% 8/31/28 (d)(e)(k)	6,852	6,730
RealPage, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 4/22/28 (d)(e)(k)	760	742
STG-Fairway Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1886% 1/31/27 (d)(e)(k)	390	390
Ukg, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.7643% 5/4/26 (d)(e)(k)	5,905	5,868
2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.7643% 5/3/27 (d)(e)(k)	570	569
Veritas U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4386% 9/1/25 (d)(e)(k)	950	801
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.6741% 2/28/27 (d)(e)(k)	3,744	3,709
TOTAL TECHNOLOGY		37,905
Telecommunications - 0.1%
Aventiv Technologies LLC Tranche B, term loan 3 month U.S. LIBOR + 4.500% 10.231% 11/1/24 (d)(e)(k)	926	784
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 14.4901% 6/30/28 (d)(e)(k)	499	294
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4269% 12/30/27 (d)(e)(k)	621	534
TOTAL TELECOMMUNICATIONS		1,612
Utilities - 0.2%
PG&E Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4386% 6/23/25 (d)(e)(k)	3,677	3,667
TOTAL BANK LOAN OBLIGATIONS (Cost $154,286)		148,070

Preferred Securities - 8.2%
	Principal Amount (a) (000s)	Value ($) (000s)
Banks & Thrifts - 6.9%
Ally Financial, Inc. 4.7% (d)(n)	945	561
Bank of America Corp.:
5.125% (d)(n)	12,000	11,932
5.875% (d)(n)	14,280	12,403
6.1% (d)(n)	2,590	2,517
Citigroup, Inc.:
4.7% (d)(n)	2,135	1,935
5% (d)(n)	13,000	12,393
6.3% (d)(n)	4,585	4,580
9.0922% (d)(e)(n)	12,655	12,925
Goldman Sachs Group, Inc.:
4.95% (d)(n)	1,325	1,235
5.3% (d)(n)	15,000	14,360
JPMorgan Chase & Co.:
4% (d)(n)	3,555	3,252
4.6% (d)(n)	4,465	4,211
5% (d)(n)	24,800	24,300
6.75% (d)(n)	8,000	8,129
Wells Fargo & Co.:
5.875% (d)(n)	7,645	7,598
7.625% (d)(n)	5,740	5,802
TOTAL BANKS & THRIFTS		128,133
Energy - 1.3%
Energy Transfer LP:
3 month U.S. LIBOR + 4.020% 9.6542% (d)(e)(n)	8,125	7,826
6.625% (d)(n)	456	359
7.125% (d)(n)	17,150	14,806
TOTAL ENERGY		22,991
TOTAL PREFERRED SECURITIES (Cost $161,228)		151,124

Other - 2.6%
	Shares	Value ($) (000s)
Other - 2.6%
Fidelity Private Credit Central Fund LLC (h)(q) (Cost $47,266)	4,750,615	48,171

Money Market Funds - 8.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (o)	152,774,506	152,805
Fidelity Securities Lending Cash Central Fund 5.40% (o)(p)	3,359,664	3,360
TOTAL MONEY MARKET FUNDS (Cost $156,165)		156,165

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,964,437)	1,851,334
NET OTHER ASSETS (LIABILITIES) - 0.0%	(249)
NET ASSETS - 100.0%	1,851,085

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $872,705,000 or 47.1% of net assets.

(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	Non-income producing - Security is in default.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $59,790,000 or 3.2% of net assets.

(i)	Non-income producing
(j)	Security or a portion of the security is on loan at period end.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)	The coupon rate will be determined upon settlement of the loan after period end.
(m)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $384,000 and $383,000, respectively.

(n)	Security is perpetual in nature with no stated maturity date.
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Investment made with cash collateral received from securities on loan.
(q)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	1,538

Chesapeake Energy Corp.	2/10/21	33

Fidelity Private Credit Central Fund LLC	4/28/22 - 10/27/23	47,266

Jonah Energy Parent LLC 12% 11/5/25	5/05/23	1,589

New Cotai LLC/New Cotai Capital Corp.	9/11/20	7,224

Northeast Grocery, Inc.	11/08/21	135

Southeastern Grocers, Inc.	6/01/18	1,763

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	143,722	381,039	371,956	5,867	-	-	152,805	0.3%
Fidelity Private Credit Central Fund LLC	22,391	29,129	4,508	4,902	-	1,159	48,171	7.2%
Fidelity Securities Lending Cash Central Fund 5.40%	139	46,380	43,159	1	-	-	3,360	0.0%
Total	166,252	456,548	419,623	10,770	-	1,159	204,336

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	17,032	17,032	-	-
Consumer Discretionary	24,698	21,945	1,360	1,393
Consumer Staples	11,027	2,718	-	8,309
Energy	31,579	21,872	951	8,756
Financials	28,057	28,057	-	-
Health Care	9,875	9,875	-	-
Industrials	25,082	25,082	-	-
Information Technology	60,070	59,732	-	338
Materials	9,051	9,051	-	-
Utilities	10,383	10,377	-	6

Corporate Bonds	1,120,950	-	1,116,222	4,728

Bank Loan Obligations	148,070	-	143,116	4,954

Preferred Securities	151,124	-	151,124	-

Other	48,171	-	48,171	-

Money Market Funds	156,165	156,165	-	-
Total Investments in Securities:	1,851,334	361,906	1,460,944	28,484

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$35,385
Net Realized Gain (Loss) on Investment Securities	3,386
Net Unrealized Gain (Loss) on Investment Securities	(7,437)
Cost of Purchases	5,246
Proceeds of Sales	(6,834)
Amortization/Accretion	42
Transfers into Level 3	-
Transfers out of Level 3	(1,304)
Ending Balance	$28,484
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2023	$5,788

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's  Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $3,305) - See accompanying schedule:
Unaffiliated issuers (cost $1,761,006)	$1,646,998
Fidelity Central Funds (cost $203,431)	204,336

Total Investment in Securities (cost $1,964,437)		$1,851,334
Cash		429
Foreign currency held at value (cost $57)		56
Receivable for investments sold		12,941
Receivable for fund shares sold		1,857
Dividends receivable		122
Interest receivable		20,256
Distributions receivable from Fidelity Central Funds		683
Prepaid expenses		3
Receivable from investment adviser for expense reductions		425
Other receivables		8
Total assets		1,888,114
Liabilities
Payable for investments purchased
Regular delivery	$16,986
Delayed delivery	1,917
Payable for fund shares redeemed	12,530
Distributions payable	874
Accrued management fee	832
Distribution and service plan fees payable	190
Other affiliated payables	258
Other payables and accrued expenses	82
Collateral on securities loaned	3,360
Total Liabilities		37,029
Commitments and contingent liabilities (see Commitments note)
Net Assets		$1,851,085
Net Assets consist of:
Paid in capital		$1,990,699
Total accumulated earnings (loss)		(139,614)
Net Assets		$1,851,085

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($466,886 ÷ 44,316 shares)(a)		$10.54
Maximum offering price per share (100/96.00 of $10.54)		$10.98
Class M :
Net Asset Value and redemption price per share ($223,836 ÷ 21,118 shares)(a)		$10.60
Maximum offering price per share (100/96.00 of $10.60)		$11.04
Class C :
Net Asset Value and offering price per share ($54,054 ÷ 5,141 shares)(a)		$10.51
Class I :
Net Asset Value, offering price and redemption price per share ($745,215 ÷ 75,867 shares)		$9.82
Class Z :
Net Asset Value, offering price and redemption price per share ($361,094 ÷ 36,757 shares)		$9.82
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
Amounts in thousands		Year ended October 31, 2023
Investment Income
Dividends		$12,185
Interest		89,290
Income from Fidelity Central Funds (including $1 from security lending)		10,771
Total Income		112,246
Expenses
Management fee	$10,101
Transfer agent fees	2,395
Distribution and service plan fees	2,329
Accounting fees	613
Custodian fees and expenses	23
Independent trustees' fees and expenses	10
Registration fees	146
Audit	83
Legal	(185)
Miscellaneous	9
Total expenses before reductions	15,524
Expense reductions	(175)
Total expenses after reductions		15,349
Net Investment income (loss)		96,897
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(37,304)
Total net realized gain (loss)		(37,304)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	30,659
Fidelity Central Funds	1,159
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		31,817
Net gain (loss)		(5,487)
Net increase (decrease) in net assets resulting from operations		$91,410
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$96,897	$77,687
Net realized gain (loss)	(37,304)	77,979
Change in net unrealized appreciation (depreciation)	31,817	(381,046)
Net increase (decrease) in net assets resulting from operations	91,410	(225,380)
Distributions to shareholders	(157,937)	(118,721)

Share transactions - net increase (decrease)	127,889	(69,934)
Total increase (decrease) in net assets	61,362	(414,035)

Net Assets
Beginning of period	1,789,723	2,203,758
End of period	$1,851,085	$1,789,723

Financial Highlights
Fidelity Advisor® High Income Advantage Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.90	$12.94	$10.95	$11.12	$10.93
Income from Investment Operations
Net investment income (loss) A,B	.551	.455	.382	.422	.517
Net realized and unrealized gain (loss)	- C	(1.803)	1.989	(.169)	.260
Total from investment operations	.551	(1.348)	2.371	.253	.777
Distributions from net investment income	(.544)	(.433)	(.381)	(.417)	(.587)
Distributions from net realized gain	(.367)	(.259)	-	(.006)	-
Total distributions	(.911)	(.692)	(.381)	(.423)	(.587)
Net asset value, end of period	$10.54	$10.90	$12.94	$10.95	$11.12
Total Return D,E	5.16%	(10.75)%	21.85%	2.41%	7.41%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.98%	1.01%	.99%	1.00%	1.01%
Expenses net of fee waivers, if any	.98%	1.01%	.99%	1.00%	1.00%
Expenses net of all reductions	.98%	1.01%	.99%	1.00%	1.00%
Net investment income (loss)	5.11%	3.88%	3.07%	3.91%	4.70%
Supplemental Data
Net assets, end of period (in millions)	$467	$463	$566	$462	$515
Portfolio turnover rate H	29%	29%	27%	48%	53%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.0005 per share.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® High Income Advantage Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.96	$13.01	$11.01	$11.18	$10.99
Income from Investment Operations
Net investment income (loss) A,B	.556	.458	.385	.425	.521
Net realized and unrealized gain (loss)	(.001)	(1.813)	1.998	(.169)	.259
Total from investment operations	.555	(1.355)	2.383	.256	.780
Distributions from net investment income	(.548)	(.436)	(.383)	(.420)	(.590)
Distributions from net realized gain	(.367)	(.259)	-	(.006)	-
Total distributions	(.915)	(.695)	(.383)	(.426)	(.590)
Net asset value, end of period	$10.60	$10.96	$13.01	$11.01	$11.18
Total Return C,D	5.17%	(10.75)%	21.84%	2.43%	7.39%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.98%	1.01%	.99%	1.00%	1.00%
Expenses net of fee waivers, if any	.97%	1.01%	.99%	1.00%	1.00%
Expenses net of all reductions	.97%	1.01%	.99%	1.00%	1.00%
Net investment income (loss)	5.11%	3.89%	3.08%	3.91%	4.71%
Supplemental Data
Net assets, end of period (in millions)	$224	$238	$300	$266	$329
Portfolio turnover rate G	29%	29%	27%	48%	53%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® High Income Advantage Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.88	$12.92	$10.93	$11.10	$10.91
Income from Investment Operations
Net investment income (loss) A,B	.469	.366	.286	.339	.434
Net realized and unrealized gain (loss)	(.010)	(1.804)	1.988	(.169)	.258
Total from investment operations	.459	(1.438)	2.274	.170	.692
Distributions from net investment income	(.462)	(.343)	(.284)	(.334)	(.502)
Distributions from net realized gain	(.367)	(.259)	-	(.006)	-
Total distributions	(.829)	(.602)	(.284)	(.340)	(.502)
Net asset value, end of period	$10.51	$10.88	$12.92	$10.93	$11.10
Total Return C,D	4.27%	(11.45)%	20.95%	1.63%	6.60%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.76%	1.78%	1.76%	1.77%	1.77%
Expenses net of fee waivers, if any	1.73%	1.77%	1.76%	1.77%	1.77%
Expenses net of all reductions	1.73%	1.77%	1.76%	1.77%	1.76%
Net investment income (loss)	4.35%	3.12%	2.30%	3.14%	3.94%
Supplemental Data
Net assets, end of period (in millions)	$54	$56	$71	$68	$89
Portfolio turnover rate G	29%	29%	27%	48%	53%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® High Income Advantage Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.19	$12.12	$10.26	$10.42	$10.25
Income from Investment Operations
Net investment income (loss) A,B	.539	.454	.388	.422	.512
Net realized and unrealized gain (loss)	(.007)	(1.691)	1.860	(.157)	.241
Total from investment operations	.532	(1.237)	2.248	.265	.753
Distributions from net investment income	(.535)	(.434)	(.388)	(.419)	(.583)
Distributions from net realized gain	(.367)	(.259)	-	(.006)	-
Total distributions	(.902)	(.693)	(.388)	(.425)	(.583)
Net asset value, end of period	$9.82	$10.19	$12.12	$10.26	$10.42
Total Return C	5.35%	(10.56)%	22.13%	2.69%	7.67%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.73%	.76%	.74%	.75%	.76%
Expenses net of fee waivers, if any	.72%	.76%	.74%	.75%	.76%
Expenses net of all reductions	.72%	.76%	.74%	.74%	.76%
Net investment income (loss)	5.36%	4.13%	3.32%	4.17%	4.95%
Supplemental Data
Net assets, end of period (in millions)	$745	$696	$903	$510	$612
Portfolio turnover rate F	29%	29%	27%	48%	53%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® High Income Advantage Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.19	$12.12	$10.26	$10.42	$10.25
Income from Investment Operations
Net investment income (loss) A,B	.549	.463	.399	.430	.516
Net realized and unrealized gain (loss)	(.007)	(1.690)	1.860	(.156)	.248
Total from investment operations	.542	(1.227)	2.259	.274	.764
Distributions from net investment income	(.545)	(.444)	(.399)	(.428)	(.594)
Distributions from net realized gain	(.367)	(.259)	-	(.006)	-
Total distributions	(.912)	(.703)	(.399)	(.434)	(.594)
Net asset value, end of period	$9.82	$10.19	$12.12	$10.26	$10.42
Total Return C	5.45%	(10.47)%	22.25%	2.79%	7.79%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.64%	.66%	.64%	.65%	.65%
Expenses net of fee waivers, if any	.63%	.66%	.64%	.65%	.65%
Expenses net of all reductions	.63%	.66%	.64%	.65%	.65%
Net investment income (loss)	5.46%	4.23%	3.42%	4.26%	5.06%
Supplemental Data
Net assets, end of period (in millions)	$361	$337	$363	$159	$137
Portfolio turnover rate F	29%	29%	27%	48%	53%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Central Fund LLC.
The Fund invests in Fidelity Private Credit Central Fund LLC (formerly Fidelity Direct Lending Fund, LP), which is a limited liability company available only to certain investment companies managed by the investment adviser and its affiliates. On June 1, 2023, Fidelity Private Credit Central Fund elected to be regulated as a business development company (BDC). Fidelity Private Credit Central Fund LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Central Fund LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Central Fund LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Central Fund LLC and thus a decline in the value of the Fund. Fidelity Private Credit Central Fund LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Central Fund LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Central Fund LLC. Fidelity Private Credit Central Fund LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Central Fund LLC. The annualized expense ratio for Fidelity Private Credit Central Fund LLC for the nine month period ended September 30, 2023 was 9.63%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Central Fund LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$18,802	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	4.0 - 6.8 / 4.4	Increase
		Market approach	Transaction price	$0.00 - $79.39 / $79.39	Increase
		Recovery value	Recovery value	$0.00 - $1.86 / $1.86	Increase
		Discounted cash flow	Discount rate	13.5%	Decrease
		Black scholes	Discount rate	5.5%	Increase
			Volatility	45.0%	Increase
			Term	0.7	Increase
Corporate Bonds	$4,728	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.5	Increase
			Enterprise value/Proved reserves multiple (EV/PR)	0.8	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3	Increase
			Daily production multiple ($/Million cubic feet per day)	$3,850.00	Increase
		Indicative market price	Evaluated bid	$3.50 - $8.75 / $6.20	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Yield	19.1%	Decrease
		Black scholes	Discount rate	5.5%	Increase
			Volatility	45.0%	Increase
			Term	0.7	Increase
Bank Loan Obligations	$4,954	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.5	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Yield	15.0%	Decrease
			Discount rate	20.0%	Decrease

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor High Income Advantage Fund	$9

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$66,320
Gross unrealized depreciation	(172,818)
Net unrealized appreciation (depreciation)	$(106,498)
Tax Cost	$1,957,832

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,216
Capital loss carryforward	$(37,333)
Net unrealized appreciation (depreciation) on securities and other investments	$(106,500)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,202)
Long-term	(35,132)
Total capital less carryforward	$(37,333)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$95,815	$82,840
Long-term Capital Gains	62,122	35,881
Total	$157,937	$118,721

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity Advisor High Income Advantage Fund	Fidelity Private Credit Central Fund LLC	$10,184

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor High Income Advantage Fund	556,938	491,325
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,179	$24
Class M	- %	.25%	588	2
Class C	.75%	.25%	562	83
			$2,329	$109

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$46
Class M	4
Class CA	-B
$50

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B Amount is less than five-hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$703.15
Class M	339.14
Class C	95.17
Class I	1,082.15
Class Z	176.05
	$2,395

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1485%
Class M	0.1430%
Class C	0.1686%
Class I	0.1477%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Advisor High Income Advantage Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor High Income Advantage Fund	0.0331%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor High Income Advantage Fund	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor High Income Advantage Fund	7,183	3,800	(552)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity Advisor High Income Advantage Fund	7
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor High Income Advantage Fund	$3
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor High Income Advantage Fund	$-A	$-	$-

A Amount represents less than five hundred dollars
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Central Fund LLC until February 28, 2025. During the period, this waiver reduced the Fund's management fee by $100.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class C	1.75%	$8

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $7.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $60.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Advisor High Income Advantage Fund
Distributions to shareholders
Class A	$39,255	$30,360
Class M	19,798	15,770
Class C	4,315	3,323
Class I	63,485	51,542
Class Z	31,084	17,726
Total	$157,937	$118,721
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Advisor High Income Advantage Fund
Class A
Shares sold	8,033	6,812	$86,668	$81,309
Reinvestment of distributions	3,371	2,336	36,314	27,862
Shares redeemed	(9,551)	(10,414)	(103,071)	(122,480)
Net increase (decrease)	1,853	(1,266)	$19,911	$(13,309)
Class M
Shares sold	1,730	1,587	$18,846	$18,925
Reinvestment of distributions	1,723	1,238	18,671	14,858
Shares redeemed	(4,083)	(4,119)	(44,308)	(48,599)
Net increase (decrease)	(630)	(1,294)	$(6,791)	$(14,816)
Class C
Shares sold	1,180	1,146	$12,722	$13,607
Reinvestment of distributions	383	267	4,121	3,187
Shares redeemed	(1,573)	(1,763)	(16,924)	(20,501)
Net increase (decrease)	(10)	(350)	$(81)	$(3,707)
Class I
Shares sold	32,016	30,137	$322,869	$335,242
Reinvestment of distributions	5,641	4,179	56,655	46,661
Shares redeemed	(30,068)	(40,602)	(302,382)	(442,243)
Net increase (decrease)	7,589	(6,286)	$77,142	$(60,340)
Class Z
Shares sold	11,358	23,041	$114,612	$244,497
Reinvestment of distributions	2,620	1,225	26,318	13,627
Shares redeemed	(10,255)	(21,230)	(103,222)	(235,886)
Net increase (decrease)	3,723	3,036	$37,708	$22,238
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity Advisor® High Income Advantage Fund
Class A	.94%
Actual		$ 1,000	$ 996.60	$ 4.73
Hypothetical-B		$ 1,000	$ 1,020.47	$ 4.79
Class M	.93%
Actual		$ 1,000	$ 995.90	$ 4.68
Hypothetical-B		$ 1,000	$ 1,020.52	$ 4.74
Class C	1.70%
Actual		$ 1,000	$ 991.80	$ 8.53
Hypothetical-B		$ 1,000	$ 1,016.64	$ 8.64
Class I	.69%
Actual		$ 1,000	$ 996.90	$ 3.47
Hypothetical-B		$ 1,000	$ 1,021.73	$ 3.52
Class Z	.59%
Actual		$ 1,000	$ 997.40	$ 2.97
Hypothetical-B		$ 1,000	$ 1,022.23	$ 3.01

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $56,434,276 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $95,814,500 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor High Income Advantage Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked above the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has no investment minimum, unlike most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the similar sales load structure growth competitive median for 2022.
The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.538463.126
HY-ANN-1223

Item 2.

Code of Ethics

As of the end of the period, October 31, 2023, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund and Fidelity Advisor Value Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$78,200	$-	$9,700	$1,900
Fidelity Advisor High Income Advantage Fund	$66,100	$-	$9,700	$1,600
Fidelity Advisor Value Fund	$42,700	$-	$11,400	$1,100

October 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$77,700	$-	$8,800	$1,700
Fidelity Advisor High Income Advantage Fund	$66,100	$-	$8,800	$1,500
Fidelity Advisor Value Fund	$42,900	$-	$10,000	$1,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2023A	October 31, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2023A	October 31, 2022A
Deloitte Entities	$278,000	$489,500

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 21, 2023